SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

     Pre-Effective Amendment No.
                                   ------

     Post-Effective Amendment No.   39
                                   ------
                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/

     Amendment No.   38
                    ------
               (Check appropriate box or boxes.)

MIDWEST GROUP TAX FREE TRUST File Nos. 2-72101 and 811-3174
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312 Walnut Street, 21st Floor, Cincinnati, Ohio   45202
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(Address of Principal Executive Offices)     Zip Code

Registrant's Telephone Number, including Area Code:(513) 629-2000
                                                    ---------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202
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(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/X/  60 days after filing pursuant to paragraph (a)
/ /  on (date) pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1996 was filed with the Commission on August 27, 1996.

                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Expense Information
3....................... Financial Highlights, Performance Information
4....................... Operation of the Fund, Investment Objectives
                         and Policies
5....................... Operation of the Fund, Financial Highlights
6....................... Cover Page, Operation of the Fund, Dividends and
                         Distributions, Taxes
7....................... How to Purchase Shares, Operation of the Fund,
                         Shareholder Services, Calculation of
                         Share Price, Exchange Privilege, Distribution Plan,
                         Application
8....................... How to Redeem Shares, Shareholder Services
9....................... None

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page
11...................... Table of Contents
12...................... The Trust
13...................... Municipal Obligations, Quality Ratings of Municipal
                         Obligations, Definitions, Policies and Risk
                         Considerations, Investment Limitations, Portfolio
                         Turnover
14...................... Trustees and Officers
15...................... Principal Security Holders
16...................... The Investment Adviser and Underwriter,
                         Distribution Plan, Custodian, Accountants,
                         MGF Service Corp., Securities Transactions
17...................... Securities Transactions
18...................... The Trust
19...................... Calculation of Share Price, Other Purchase Information,
                         Redemption in Kind
20...................... Taxes
21...................... The Investment Adviser and Underwriter
22...................... Historical Performance Information, Tax
                         Equivalent Yield Table
23...................... Annual Report

                                                              PROSPECTUS
                                                              January 7, 1997

                            OHIO TAX-FREE MONEY FUND
                                  RETAIL SHARES


      The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated January 7, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

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For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
                                  RETAIL SHARES

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load Imposed on Purchases                             None
      Sales Load Imposed on Reinvested Dividends                  None
      Exchange Fee                                                None
      Redemption Fee                                              None*
      Check Redemption Processing Fee (per check):
        First six checks per month                                None
        Additional checks per month                              $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
      Management Fees                    .46%
      12b-1 Fees                         .19%(A)
      Other Expenses                     .10%
                                         ----
      Total Operating Expenses           .75%
                                         ====
(A)Retail Shares may incur 12b-1 fees in an amount up to .25% of average net assets.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      Example                          1 Year    3 Years    5 Years    10 Years
      -------                          ------    -------     -------    --------
      You would pay the following
      expenses on a $1,000 invest-
      ment, assuming (1) 5% annual
      return and (2) redemption at
      the end of each time period:       $  8      $ 24        $ 42        $ 93

FINANCIAL HIGHLIGHTS

      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling MGF Service Corp. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


                 Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                                                                        From
                                                                                                        Date of
                                                                                                        Public
                                                                                                        Offering
                                                                                              From      (Oct. 22,
                                                                                            Sept. 1,    1987)
                                                    Year Ended June 30,                       1988      through
                                                                                            through     Aug. 31,
                                                                                             June 30,   31,
                                1996     1995     1994     1993     1992     1991     1990     1989     1988
                                ----------------------------------------------------------------------------------
Net asset value at beginning of
  period....................   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $1.000

Net investment income.......    0.031    0.031    0.020    0.022    0.034    0.048    0.055    0.047    0.040

Distributions from net
  investment income ........   (0.031)   (0.031) (0.020)  (0.022)  (0.034)  (0.048)   (0.055) (0.047)  (0.040)


Net asset value at
end of period .........       $1.000   $1.000   $1.000   $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000    $1.000
                               ======   ======   ======   ======   ======   ======   ======    ======   ======

Total return.............       3.14%    3.12%    1.99%    2.19%    3.52%    4.99%    5.62%    5.77%(B)  4.51%(B)
                               ======   ======    =====   ======    ======   =====    ======   ======    ======

Net assets at end
 of period (000's)........    $240,323  $226,606 $213,001 $221,775  $218,503 $204,034 $124,145 $78,241 $ 62,777
                              ========  ========  =======  =======   =======  =======  =======  ======  =======

Ratio of expenses to
  average net assets(A)  ...    0.75%    0.74%    0.73%    0.74%     0.75%    0.77%    0.75%   0.71%(B)  0.62%(B)
Ratio of net investment income to
  average net assets........    3.09%    3.08%    1.97%    2.16%    3.43%    4.80%    5.47%     5.64%(B)  4.66%(B)


(A) Absent fee waivers by the Adviser,  the ratio of expenses to average net assets would have been 0.85%(B)
    and 1.02%(B) for the periods ended June 30, 1989 and August 31, 1988, respectively.
(B) Annualized.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of
(1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

         Ohio Obligations

         Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors

         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995 and Ohio's unemployment rate since 1991 has remained below that of the nation. Ohio remains highly industrialized, but the manufacturing component of the economy in 1995 represents only 21.1% of employment, compared to 28.9% in 1980. This is still above the national average of 15.9%. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability in the State's economy. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance has enabled the State to accumulate sizable financial reserves. The State's unaudited financial statements indicate a $500 million operating surplus for fiscal 1996 as a result of tax revenues exceeding forecasts and spending below budgeted amounts. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

Other Investment Techniques

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when- issued tax-exempt obligations. Obligations offered on a when- issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES

         Your initial investment in Retail Shares of the Fund ordinarily must be at least $1,000. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to January 7, 1997 are Retail Shares.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with MGF Service Corp.). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES

         Contact MGF Service Corp. (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan

         If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         Direct Deposit Plans

         Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan

         You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. MGF Service Corp. pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES

         You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check.
Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, MGF Service Corp., as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. However, after six check redemptions are effected in your account in a month, MGF Service Corp. will charge you $.25 for each additional check redemption effected that month. MGF Service Corp. charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, MGF Service Corp. reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or MGF Service Corp.

         Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

         Shares of the Fund and of any other fund distributed by the Adviser may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust           Midwest Strategic Trust
 Tax-Free Money Fund                  *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund             *Equity Fund
 California Tax-Free Money Fund       *Utility Fund
 Royal Palm Florida Tax-Free          *Treasury Total Return Fund
  Money Fund
*Tax-Free Intermediate Term Fund       Midwest Trust
*Ohio Insured Tax-Free Fund            Short Term Government Income Fund
                                       Institutional Government Income
                                         Fund
                                      *Intermediate Term Government Income
                                         Fund
                                      *Adjustable Rate U.S. Government
                                         Securities Fund
                                      *Global Bond Fund

  You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

DIVIDENDS AND DISTRIBUTIONS

  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES

  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the

Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND

  The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

  The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

  MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

  The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

  The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLAN

  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by MGF Service Corp.; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

  Pursuant to the Class A Plan, Retail Shares may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1996, Retail Shares of the Fund paid $444,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

  The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

  Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE

  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION

  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application
Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
ACCOUNT NO.___________________
           (For Fund Use Only)

OHIO TAX-FREE MONEY FUND
(RETAIL SHARES)

FOR BROKER/DEALER USE ONLY
Firm Name:________________________________________
Home Office Address:______________________________
Branch Address:___________________________________
Rep Name & No.____________________________________

______________________________________________________________________________

Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________

[  ]  Exchange From: __________________________________________________________
                                (Fund Name)               (Fund Account Number)

Account Name

_____________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.

_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address

___________________________________________________________________
Street or P.O. Box

___________________________________________________________________
City                                    State           Zip


S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship: ___ U.S.

             ___ Other____________________

Phone

(     )_________________________________
Business Phone

(     )___________________________________
Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit   [  ] Other

-------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number___________________________________

Name of Account Holder_________________________________________________________________________________________________________

Bank Name __________________________________________________Bank Address________________________________________________
                                                                               City                        State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Midwest Group Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on  the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I
(we) agree to be bound by the Rules and Regulations for the Midwest Group Pay Through Draft Account as such Rules and
Regulations may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial
Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp.
do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


______________________________________________________________                   ___________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

                                                                                 __________________________________________________
_______________________________________________________________                  Date
  Title of Corporate Officer, Trustee, etc.

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Midwest Group Tax Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00.
Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.

ABA Routing Number_______________________

FI Account Number________________________

[  ]  Checking Account     [  ]  Savings Account

________________________________________________
Name of Financial Institution (FI)

_________________________________________________
City                     State

Please make my automatic investment on:

[  ]  the last business day of each month
[  ]  the 15th day of each month
[  ]  both the 15th and last business day


X________________________________________________________________________
 Signature of Depositor EXACTLY as it appears on FI Records)

X_________________________________________________________________________
(Signature of Joint Tenant - if any)

 (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which MGF Service Corp. ("MGF") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by MGF, MGF hereby agrees:
     MGF will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. MGF will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. MGF will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please make withdrawals on the last business day of the month of:____________________.

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Midwest account number: ____ ____ _ ____ ____ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 _______________________________________________________________________________________
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to:__________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and
that

------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any ction for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Midwest Group Pay Through Draft Account (PTDA)
and that until otherwise ordered in writing, MGF Service Corp. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


-------------------------------------------------------------------------------
  (Name of Organization)

incorporated or formed under the laws of_______________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                                     Title

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

Witness my hand and seal of the corporation or organization this________________ day of_____________________________, 19_______



-----------------------------------      -------------------------------------
 *Secretary-Clerk                        Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Dale P. Brown
Gary W. Heldman
H. Jerome Lerner
Robert H. Leshner
Richard A. Lipsey
Donald J. Rahilly
Fred A. Rappoport
Oscar P. Robertson
Robert B. Sumerel

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information..........................................................
Financial Highlights ........................................................
Investment Objective and Policies............................................
How to Purchase Shares.......................................................
Shareholder Services.........................................................
How to Redeem Shares........................................................
Exchange Privilege............................................................
Dividends and Distributions..................................................
Taxes........................................................................
Operation of the Fund.........................................................
Distribution Plan. . . . .....................................................
Calculation of Share Price....................................................
Performance Information......................................................
----------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               January 7, 1997

                            OHIO TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES


      The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Midwest Group Tax Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Midwest Group Financial Services, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Institutional Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated January 7, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

-----------------------------------------------------------------------

For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)..........................................800-543-0407
Cincinnati......................................................513-629-2050
-----------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

                              INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load Imposed on Purchases                                None
      Sales Load Imposed on Reinvested Dividends                     None
      Exchange Fee                                                   None
      Redemption Fee                                                 None

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
   Management Fees                                          .46%
   12b-1 Fees                                               None
   Other Expenses After Reimbursements                      .04%(A)
                                                            ---
   Total Operating Expenses After Reimbursements            .50%(B)
                                                            ====

(A) Absent expense reimbursements by the Adviser, other expenses would be .10%.
(B) Absent expense reimbursements by the Adviser, total operating expenses would be .56%.

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 Example
                                           1 Year   3 Years   5 Years  10 Years
                                           ------   -------    -------  --------
 You would pay the following
 expenses on a $1,000 investment,
 assuming (1)  5% annual return and
 (2) redemption at the end
 of each time period:                      $ 5       $ 16       $ 28     $ 63

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a series of Midwest Group Tax Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of
(1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The Fund may, from time to time, invest in other short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

         Ohio Obligations

         Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors

         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio is reliant in part upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. However, during the last decade, the State has experienced steady growth and diversification of employment and earnings. Statewide employment increased 3% between 1990 and 1995 and Ohio's unemployment rate since 1991 has remained below that of the nation. Ohio remains highly industrialized, but the manufacturing component of the economy in 1995 represents only 21.1% of employment, compared to 28.9% in 1980. This is still above the national average of 15.9%. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability in the State's economy. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the State and the political subdivisions located therein. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance has enabled the State to accumulate sizable financial reserves. The State's unaudited financial statements indicate a $500 million operating surplus for fiscal 1996 as a result of tax revenues exceeding forecasts and spending below budgeted amounts. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

Other Investment Techniques

         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when- issued tax-exempt obligations. Obligations offered on a when- issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES

         Your initial investment in Institutional Shares of the Fund ordinarily must be at least $100,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to January 7, 1997 are Retail Shares.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, MGF Service Corp. and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or MGF Service Corp. in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to MGF Service Corp. by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to MGF Service Corp. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but MGF Service Corp. reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES

         You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by MGF Service Corp. of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund in the Midwest Group which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call MGF Service Corp. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to MGF Service Corp. with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact MGF Service Corp. to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to MGF Service Corp. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact MGF Service Corp. for more information about ACH transactions.

         At the discretion of the Trust or MGF Service Corp., corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $100,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE

         Shares of the Fund and of any other fund distributed by the Adviser may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of the Midwest Group of Funds currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Midwest Group Tax Free Trust       Midwest Strategic Trust
 Tax-Free Money Fund               *U.S. Government Securities Fund
 Ohio Tax-Free Money Fund          *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Royal Palm Florida Tax-Free       *Treasury Total Return Fund
  Money Fund
*Tax-Free Intermediate Term Fund   Midwest Trust
*Ohio Insured Tax-Free Fund         Short Term Government Income Fund
                                    Institutional Government Income
                                         Fund
                                   *Intermediate Term Government Income
                                         Fund
                                   *Adjustable Rate U.S. Government
                                       Securities Fund
                                   *Global Bond Fund

      You may request an exchange by sending a written request to MGF Service Corp. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by MGF Service Corp.

      Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact MGF Service Corp. to obtain a current prospectus for any of the other funds in the Midwest Group and more information about exchanges among the Midwest Group of Funds.

SUBACCOUNTING SERVICES

      Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. MGF Service Corp. may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS

      All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

      Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting MGF Service Corp. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.

TAXES

      The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

      The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

      Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

      Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

      Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of

26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

      Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

      The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

      The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND

      The Fund is a non-diversified series of Midwest Group Tax Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

      The Trust retains Midwest Group Financial Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, five series of Midwest Trust and four series of Midwest Strategic Trust. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

      The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

      The Trust has retained MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio, a subsidiary of Leshner Financial, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

      MGF Service Corp. also provides accounting and pricing services to the Fund. MGF Service Corp. receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

      In addition, MGF Service Corp. has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF Service Corp. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays MGF Service Corp. a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

      The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Robert H. Leshner, Chairman and a director of the Adviser, is President and a Trustee of the Trust. John F. Splain, Secretary and General Counsel of the Adviser, is Secretary of the Trust.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

      Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its own distribution arrangements. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

      The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

CALCULATION OF SHARE PRICE

      On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

      The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION

      From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application

ACCOUNT NO.  - ________________
               (For Fund Use Only)

Please mail account application to:
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FOR BROKER/DEALER USE ONLY
Firm Name:_____________________________________
Home Office Address:___________________________
Branch Address:________________________________
Rep Name & No._________________________________


OHIO TAX-FREE MONEY FUND
(Institutional Shares)

Initial Investment of $___________________________ ($100,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________

[  ]  Exchange From: __________________________________________________
                     (Fund Name)                  (Fund Account Number)

Account Name

_________________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.


_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address


___________________________________________________________________
Street or P.O. Box


____________________________________________________________________
City                                    State           Zip

S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship:  ___ U.S.          Phone

              ___ Other         (   )______________________
                                 Business Phone

                                (   )______________________
                                 Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit    [  ] Other

--------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[  ]  Share Option - Income distributions and capital gains distributions automatically reinvested in additional shares.

[  ]  Cash Option -  Income distributions and capital gains distributions paid in cash.
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or MGF Service Corp. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in the Midwest Group (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State


------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints MGF Service Corp. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that MGF Service Corp. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release MGF Service Corp., Midwest Group Tax Free Trust, Midwest Group Financial
Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, MGF Service Corp., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or MGF Service Corp., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or MGF Service Corp.
do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.



-------------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.


--------------------------------------------------------------
Signature of Joint Owner, if Any

---------------------------------------------------------------
Title of Corporate Officer, Trustee, etc.

---------------------------------------------------------------
Date

    NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


-----------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Midwest Group Tax Free Trust (the Trust) and
that

------------------------------------------------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint MGF Service Corp. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                              Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of

---------------------------------------------------------------------------------------------------------------------------
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                   Title


------------------------------          ------------------------------------


------------------------------          ------------------------------------


------------------------------          -------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________,
19_______



------------------------------------------------
                    *Secretary-Clerk


-------------------------------------------------
Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.






MIDWEST GROUP TAX FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Dale P. Brown
Gary W. Heldman
H. Jerome Lerner
Robert H. Leshner
Richard A. Lipsey
Donald J. Rahilly
Fred A. Rappoport
Oscar P. Robertson
Robert B. Sumerel

OFFICERS
Robert H. Leshner, President
John F. Splain, Secretary
Mark J. Seger, Treasurer

INVESTMENT ADVISER
MIDWEST GROUP FINANCIAL SERVICES, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
MGF SERVICE CORP.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information........................................................
Investment Objective and Policies...........................................
How to Purchase Shares......................................................
How to Redeem Shares.........................................................
Exchange Privilege...........................................................
Subaccounting Services ......................................................
Dividends and Distributions...................................................
Taxes........................................................................
Operation of the Fund.........................................................
Calculation of Share Price...................................................
Performance Information.......................................................
----------------------------------------------------------------

      No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                          MIDWEST GROUP TAX FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 7, 1997

                            Ohio Tax-Free Money Fund


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Ohio Tax- Free Money Fund of Midwest Group Tax Free Trust dated January 7, 1997. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202- 4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Midwest Group Tax Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                              TABLE OF CONTENTS                        PAGE

THE TRUST....................................................................3
MUNICIPAL OBLIGATIONS....................................................... 4
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS.................................... 7
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................10
INVESTMENT LIMITATIONS......................................................13
TRUSTEES AND OFFICERS.......................................................16
THE INVESTMENT ADVISER AND UNDERWRITER......................................18
DISTRIBUTION PLAN...........................................................19
SECURITIES TRANSACTIONS.....................................................21
PORTFOLIO TURNOVER..........................................................23
CALCULATION OF SHARE PRICE................................................. 23
TAXES.......................................................................25
REDEMPTION IN KIND..........................................................27
HISTORICAL PERFORMANCE INFORMATION..........................................28
PRINCIPAL SECURITY HOLDERS..................................................29
CUSTODIAN...................................................................29
AUDITORS....................................................................30
MGF SERVICE CORP............................................................30
TAX EQUIVALENT YIELD TABLE..................................................31
ANNUAL REPORT . . . ........................................................32

THE TRUST

         Midwest Group Tax Free Trust (the "Trust") was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers six series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Tax-Free Money Fund. This Statement of Additional Information provides information relating to the Ohio Tax-Free Money Fund (the "Fund"). Information relating to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax- Free Money Fund is provided in a separate Statement of Additional Information. The Fund has its own investment objective and policies.

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares ("Retail Shares") and Class B shares ("Institutional Shares") of the Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Retail Shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting privileges and automatic investment and redemption plans. The Board of Trustees may classify and reclassify shares of the Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS

         The Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Fund invests primarily in Ohio Obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax.

         Tax-Exempt Bonds. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

         Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         When-Issued Obligations. The Fund may invest in when-issued Municipal Obligations. In connection with these investments, the Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when- issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         Participation Interests. The Fund may invest in participation interests in Municipal Obligations. The Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the

Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. The Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS

         The Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

         Moody's Ratings

         1. Tax-Exempt Bonds. The two highest ratings of Moody's for tax-exempt bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

         2. Tax-Exempt Notes. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group.

         3. Tax-Exempt Commercial Paper. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P Ratings

         1. Tax-Exempt Bonds. The two highest ratings of S&P for tax-exempt bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. Tax-Exempt Notes. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. Tax-Exempt Commercial Paper. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A-
1).

         Fitch Ratings

         1. Tax-Exempt Bonds. The two highest ratings of Fitch for tax-exempt bonds are AAA and AA. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. Tax-Exempt Notes. The ratings F-1+ and F-1 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues.

         3. Tax-Exempt Commercial Paper. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         General. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Fund. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. The Fund may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, subject to the review of the Board of Trustees, such obligations are of comparable quality to those rated obligations in which the Fund may invest.

         Subsequent to its purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by the Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective and Policies") appears below:

         Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). The Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by Standard & Poor's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Fund does not presently intend to invest in taxable commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of the repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE LIMITATIONS APPLICABLE TO THE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by it except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of the Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust and the Midwest complex (consisting of the Trust, Midwest Trust and Midwest Strategic Trust) for the fiscal year ended June 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Midwest Trust and Midwest Strategic Trust.
                                                                  COMPENSATION
                                                COMPENSATION        FROM
NAME                  AGE    POSITION HELD       FROM TRUST     MIDWEST COMPLEX
----                  ---    -------------       ----------     ---------------
*Robert H. Leshner     57    President/Trustee   $     0        $        0
+Dale P. Brown         49    Trustee               1,367              5,300
 Gary W. Heldman       49    Trustee               2,267              5,700
+H. Jerome Lerner      58    Trustee               2,467              7,500
+Richard A. Lipsey     57    Trustee               1,367              5,300
 Donald J. Rahilly     50    Trustee               1,167              4,700
 Fred A. Rappoport     49    Trustee               1,167              4,700
 Oscar P. Robertson    57    Trustee               2,267              5,700
 Robert B. Sumerel     55    Trustee               1,167              4,700
 John F. Splain        40    Secretary                 0                  0
 Mark J. Seger         34    Treasurer                 0                  0

  * Mr. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's principal underwriter and investment adviser, is an "interested person" of the Trust within the meaning of
         Section 2(a)(19) of the Investment Company Act of 1940.

  +  Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is Chairman of the Board of Midwest Group Financial Services, Inc. (the investment adviser and principal underwriter of the Trust), MGF Service Corp. (a registered transfer agent) and Leshner Financial, Inc. (a financial services company and parent of Midwest Group Financial Services, Inc. and MGF Service Corp.).
He is President and a Trustee of Midwest Trust and Midwest Strategic Trust, registered investment companies.

         DALE P. BROWN, 36 East Seventh Street, Cincinnati, Ohio is President and Chief Executive Officer of Sive/Young & Rubicam, an advertising agency. She is also a director of The Ohio National Life Insurance Company.

         GARY W. HELDMAN, 183 Congress Run Road, Cincinnati, Ohio is the former President of The Fechheimer Brothers Company, a manufacturer of uniforms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         RICHARD A. LIPSEY, 11478 Rue Concord, Baton Rouge, Louisiana is President and Chief Executive Officer of Lipsey's, Inc., a national sporting goods distributor. He is also a Regional Director of Bank One Louisiana, N.A.

         DONALD J. RAHILLY, 9933 Alliance Road, Cincinnati, Ohio is Chairman of S. Rosenthal & Co., Inc., a printing company.

        FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is President and Chairman of The Fred Rappoport Company, a broadcasting and entertainment production company.

       OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

      ROBERT B. SUMEREL, 8675 Bridgewater Lane, Cincinnati, Ohio is Chief Executive Officer of Bob Sumerel Tire Co., a tire sales and service company.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Leshner Financial, Inc., Midwest Group Financial Services, Inc. and MGF Service Corp. He is also Secretary of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc. and Capitol Square Funds, all of which are registered investment companies.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President of Leshner Financial, Inc. and MGF Service Corp. He is also Treasurer of Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds, Assistant Treasurer of Schwartz Investment Trust and The Tuscarora Investment Trust and Assistant Secretary of Fremont Mutual Funds, Inc.

THE INVESTMENT ADVISER AND UNDERWRITER

         Midwest Group Financial Services, Inc. (the "Adviser") is the Fund's investment manager. The Adviser is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. Mr. Leshner may be deemed to be a controlling person and an affiliate of the Adviser by reason of his indirect ownership of its shares and his position as the principal executive officer of the Adviser. Mr. Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from $100,000,000 to $200,000,000, .4% of such assets from $200,000,000 to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by the Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund paid advisory fees of $1,117,233, $1,026,778 and $1,016,929, respectively.

         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's Retail Shares to the extent that such expenses are not assumed by the Retail Shares under its plan of distribution (see below). The Adviser pays from its own resources promotional expenses in connection with the distribution of the Fund's Institutional Shares. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the compensation and expenses of the Chief Financial Officer of the Trust may be paid by the Trust regardless of the Chief Financial Officer's relationship with the Adviser.

         By its terms, the Fund's investment advisory agreement will remain in force until January 30, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of

Trustees or (b) a vote of a majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser may use the name "Midwest," "Midwest Group" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

         The Adviser is also the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

        Retail Shares of the Fund may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in Retail Shares for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN

         As stated in the Prospectus, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits Retail Shares to pay for expenses incurred in the distribution and promotion of the Fund's Retail Shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Retail Shares of the Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended June 30, 1996, the aggregate distribution-related expenditures for Retail Shares of the Fund under the Class A Plan were $451,624, of which $444,000 was for payments to broker-dealers and others for the sale or retention of Retail Shares, $4,479 was for the preparation of prospectuses and reports for prospective shareholders and $3,145 was for other promotional expenses.

         Agreements implementing the Class A Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's Retail Shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Class A Plan are made in accordance with written agreements.

         The continuance of the Class A Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class A Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Class A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail Shares of the Fund. In the event the Class A Plan is terminated in accordance with its terms, Retail Shares will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail Shares on not more than 60 days' written notice to any other party to the Implementation Agreement. The Class A Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Class A Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Class A Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Class A Plan will benefit the Fund and the holders of its Retail Shares. The Board of Trustees believes that expenditure of assets of Retail Shares for distribution expenses under the Class A Plan should assist in the growth of such shares which will benefit the Fund and the holders of its Retail Shares through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Class A Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of Retail Shares' assets for distribution will be realized. While the Class A Plan is in effect, all amounts spent by Retail Shares pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of

Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         By reason of his indirect ownership of shares of the Adviser, Robert H. Leshner may be deemed to have a financial interest in the operation of the Class A Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Fund during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER

         The Adviser intends to hold the portfolio securities of the Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in the Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE

         The share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Fund.

         Pursuant to Rule 2a-7, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invests only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

         The maturity of a floating or variable rate instrument subject to a demand feature held by the Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         The demand feature of each such instrument must entitle the Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that the Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt- interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         The Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Fund intends to invest primarily in obligations the income from which is exempt from Ohio personal income tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of (a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 1996, the Fund had capital loss carryforwards for federal income tax purposes of $709, which expires on June 30, 2004.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         Yield quotations on investments in the Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method). The current and effective yields of Retail Shares for the seven days ended June 30, 1996 were 2.90% and 2.94%, respectively. The Fund may also quote a tax-equivalent current or effective yield, computed by dividing that portion of the Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent current and effective yields of Retail Shares for the seven days ended June 30, 1996 were 5.19% and 5.26%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Retail Shares and Institutional Shares of the Fund. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Fund may compare performance rankings with money market funds appearing in the Tax Free State Specific Stockbroker & General Purpose Funds category. Lipper Fixed Income Fund Performance

Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Ohio Tax- Exempt Money Market Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

           As of October 18, 1996, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio owned of record 25.92% of the Trust's outstanding shares, including 36.94% of the outstanding shares of the Fund. The Fifth Third Bank may be deemed to control the Trust and the Fund by virtue of the fact that it owned of record more than 25% of each of their outstanding shares as of such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares the Trust or of the Fund generally would be able to cast the deciding vote on such matters. As of October 18, 1996, BHC Securities, Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 17.76% of the outstanding shares of the Fund.

         As of October 18, 1996, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

CUSTODIAN

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Fund. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from the Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Fund.

AUDITORS

         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1997. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

MGF SERVICE CORP.

         The Trust's transfer agent, MGF Service Corp. ("MGF"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF is an affiliate of the Adviser by reason of common ownership. MGF receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from the Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of the Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         MGF also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MGF to perform its duties, the Fund pays MGF a fee in accordance with the following schedule:

        Asset Size of Fund                     Monthly Fee
     $          0 - $100,000,000               $4,250
     $100,000,000 - $250,000,000               $4,750
     $250,000,000 - $400,000,000               $5,250
               Over $400,000,000               $5,750

In addition, the Fund pays all costs of external pricing services.

         MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a fee from the Adviser equal to the annual rate of .1% of the average value of the Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to MGF, and MGF has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLE

         The tax equivalent yield table illustrates approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

         The table below shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Ohio 1996 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $117,950 (single return) or $176,950 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $117,950. The tax equivalent yield table has not been adjusted to reflect the impact of these adjustments to taxable income.


OHIO TAX-FREE MONEY FUND
--------------------------
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Ohio and       2.5%    3.0%    3.5%   4.0%   4.5%   5.0%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
18.788%        3.08%    3.69%   4.31%    4.93%   5.54%   6.16%
31.745%        3.66     4.40    5.13     5.86    6.59    7.33
35.761%        3.89     4.67    5.45     6.23    7.01    7.78
40.800%        4.22     5.07    5.91     6.76    7.60    8.45
44.130%        4.47     5.37    6.26     7.16    8.05    8.95

ANNUAL REPORT

     The Fund's audited financial statements as of June 30, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information.





                                  ANNUAL REPORT
                                  JUNE 30, 1996


                                  OHIO TAX-FREE
                                   Money Fund


                                        o


                                    TAX-FREE
                                   Money Fund


                                        o


                               CALIFORNIA TAX-FREE
                                   Money Fund


                                        o


                           ROYAL PALM FLORIDA TAX-FREE
                                   Money Fund


                                        o


                              TAX-FREE INTERMEDIATE
                                    Term Fund


                                        o


                                  OHIO INSURED
                                  Tax-Free Fund

MANAGEMENT DISCUSSION AND ANALYSIS

==============================================================================

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 4.51% and 4.00% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.54%, which is equivalent to a taxable yield of 7.52%, and the yield for the Fund's Class C shares was 4.14%, which is equivalent to a taxable yield of 6.85%, assuming the maximum federal income tax bracket for individuals.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 5.05% and 4.44% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.91%, which is equivalent to a taxable yield of 8.79%, and the yield for the Fund's Class C shares was 4.62%, which is equivalent to a taxable yield of 8.27%, assuming the maximum combined federal and Ohio income tax bracket for individuals.

Interest rates continued to decline in the second half of 1995 in response to moderating economic growth and declining fears of inflation. Entering 1996, interest rates were expected to remain low, aided by a slow economy. However, this scenario changed dramatically in February as strong employment growth indicated the economy was performing much better than expected. In the months that followed, employment continued to surge, as did the overall economy. Yields on bonds rose as investors anticipated a subsequent rise in the level of inflation. Thus far, concerns about inflation have proved unwarranted. Nevertheless, the damage had been done and interest rates at June 30, 1996 were higher by about 1% than they were at the beginning of 1996.

Performance in the municipal bond market during the first six months of the fiscal year lagged the performance of the Treasury market. This was due primarily to the persistent discussions regarding tax reform. The fears that municipal income would lose its tax preference kept many investors out of the market. As 1996 began and tax reform appeared less likely, investors began to recognize the value of municipals compared to Treasuries. This caused municipal bonds to outperform Treasury issues over the next six months. For the twelve months ended June 30, 1996, the Lehman Brothers 5-Year Municipal G.O. Bond Index returned 5.41% while the Lehman Brothers 15-Year Municipal G.O. Bond Index returned 7.20%.

Performance of the Tax-Free Intermediate Term Fund was favorable in the first half of the fiscal year as the average maturity was lengthened to take advantage of declining interest rates. Conversely, the sharp reversal of interest rates beginning in February 1996 negatively impacted the Fund's performance versus the Lehman Brothers 5-Year Municipal G.O. Bond Index. We have since shortened the average maturity of the Fund and continue to focus on high quality issues which we believe will help to buffer the impact of volatile market swings.

The Ohio Insured Tax-Free Fund performed comparably to the Lehman Brothers 15-Year Municipal G.O. Bond Index during the first six months of the fiscal year. Again, the rise in interest rates experienced early in 1996, combined with an average maturity slightly longer than the Index, had a detrimental impact on the Fund's third quarter performance. Late in the fiscal year, we initiated portfolio sales designed to generate tax losses for the Fund to offset realized gains and, at the same time, shorten the Fund's average maturity. This helped the Fund outperform the Index during the quarter ended June 30, 1996.

Looking ahead, the economy appears strong as evidenced by robust second quarter growth and employment which has continued to grow. Although there have been some recent signs that the economy may be slowing, most notably in the housing and manufacturing sectors, more evidence is necessary to confirm a changing trend. As 1996 progresses, we believe that the economy will weaken and interest rates will move lower; however, the timing of the slowdown remains in question.

APPENDIX

A representation of the graphic material contained in the Midwest Group Tax Free Trust June 30, 1996 Annual Report is setforth below:

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Tax-Free Intermediate Term Fund* and the Lehman Brothers 5-Year Municipal G.O. Index

LEHMAN BROTHERS 5-YEAR MUNICIPAL G.O. INDEX:      TAX-FREE INTERMEDIATE TERM FUND-CLASS A:
                      QTRLY                                           QTRLY
    DATE              RETURN         BALANCE       DATE               RETURN           BALANCE
    06/30/86                          10,000       06/30/86                              9,800
    09/30/86          3.69%           10,369       09/30/86           2.14%             10,010
    12/31/86          2.63%           10,642       12/31/86           2.08%             10,219
    03/31/87          2.28%           10,884       03/31/87           1.47%             10,369
    06/30/87         -0.92%           10,784       06/30/87          -0.54%             10,313
    09/30/87         -2.06%           10,562       09/30/87          -1.38%             10,171
    12/31/87          3.82%           10,966       12/31/87           2.19%             10,395
    03/31/88          3.10%           11,305       03/31/88           2.35%             10,639
    06/30/88          0.42%           11,353       06/30/88           0.71%             10,714
    09/30/88          1.14%           11,482       09/30/88           1.14%             10,836
    12/31/88          0.61%           11,552       12/31/88           1.16%             10,962
    03/31/89         -0.28%           11,520       03/31/89           0.79%             11,048
    06/30/89          4.70%           12,061       06/30/89           2.56%             11,331
    09/30/89          1.11%           12,195       09/30/89           1.54%             11,505
    12/31/89          2.99%           12,560       12/31/89           2.32%             11,773
    03/31/90          0.48%           12,620       03/31/90           0.57%             11,840
    06/30/90          2.24%           12,903       06/30/90           1.78%             12,050
    09/30/90          1.06%           13,040       09/30/90           0.47%             12,108
    12/31/90          3.32%           13,473       12/31/90           3.11%             12,483
    03/31/91          2.15%           13,762       03/31/91           1.93%             12,724
    06/30/91          1.75%           14,003       06/30/91           1.69%             12,939
    09/30/91          3.55%           14,500       09/30/91           2.89%             13,313
    12/31/91          3.35%           14,986       12/31/91           2.29%             13,619
    03/31/92         -0.08%           14,974       03/31/92           0.48%             13,684
    06/30/92          3.25%           15,461       06/30/92           2.87%             14,076
    09/30/92          2.49%           15,846       09/30/92           2.19%             14,384
    12/31/92          1.59%           16,098       12/31/92           1.98%             14,669
    03/31/93          2.54%           16,507       03/31/93           3.40%             15,167
    06/30/93          2.36%           16,896       06/30/93           2.78%             15,589
    09/30/93          2.16%           17,261       09/30/93           3.17%             16,083
    12/31/93          1.23%           17,473       12/31/93           1.19%             16,274
    03/31/94         -3.15%           16,923       03/31/94          -3.37%             15,724
    06/30/94          1.34%           17,150       06/30/94           0.82%             15,853
    09/30/94          0.81%           17,289       09/30/94           0.57%             15,943
    12/31/94         -0.33%           17,232       12/31/94          -0.91%             15,797
    03/31/95          4.06%           17,931       03/31/95           4.34%             16,484
    06/30/95          2.55%           18,388       06/30/95           2.29%             16,861
    09/30/95          2.73%           18,890       09/30/95           2.07%             17,209
    12/31/95          1.83%           19,236       12/31/95           2.43%             17,627
    03/31/96          0.32%           19,299       03/31/96          -0.43%             17,552
    06/30/96          0.43%           19,382       06/30/96           0.40%             17,622

    Past performance is not predictive of future performance.

    Tax-Free Intermediate Term Fund Average Annual Total Returns


             1 Year         5 Years         10 Years          Since Inception
Class A      2.42%          5.94%           5.83%             6.34%
Class C      4.00%          N/A             N/A               2.57%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Ohio Insured Tax-Free Fund* and the Lehman Brothers 15-Year Municipal G.O. Index

LEHMAN BROTHERS 15-YEAR MUNICIPAL G.O. INDEX:         OHIO INSURED TAX-FREE FUND-CLASS A:
                        QTRLY                                           QTRLY
    DATE                RETURN           BALANCE      DATE              RETURN           BALANCE

    06/30/86                              10,000      06/30/86                             9,600
    09/30/86            6.37%             10,637      09/30/86           4.23%            10,006
    12/31/86            3.60%             11,020      12/31/86           3.60%            10,366
    03/31/87            2.71%             11,319      03/31/87           2.58%            10,634
    06/30/87           -4.83%             10,772      06/30/87          -3.65%            10,246
    09/30/87           -3.49%             10,396      09/30/87          -2.38%            10,002
    12/31/87            6.64%             11,086      12/31/87           3.41%            10,343
    03/31/88            3.11%             11,431      03/31/88           3.62%            10,717
    06/30/88            1.98%             11,657      06/30/88           2.10%            10,943
    09/30/88            2.57%             11,957      09/30/88           2.15%            11,178
    12/31/88            1.94%             12,189      12/31/88           2.24%            11,428
    03/31/89            0.38%             12,235      03/31/89           0.79%            11,518
    06/30/89            6.32%             13,008      06/30/89           4.27%            12,010
    09/30/89           -0.43%             12,953      09/30/89          -0.04%            12,005
    12/31/89            4.42%             13,525      12/31/89           3.71%            12,450
    03/31/90           -0.01%             13,524      03/31/90          -0.10%            12,438
    06/30/90            2.29%             13,833      06/30/90           1.90%            12,673
    09/30/90           -0.41%             13,777      09/30/90           0.08%            12,684
    12/31/90            4.42%             14,386      12/31/90           3.97%            13,187
    03/31/91            1.85%             14,652      03/31/91           1.78%            13,422
    06/30/91            1.96%             14,939      06/30/91           1.96%            13,685
    09/30/91            4.09%             15,550      09/30/91           3.66%            14,186
    12/31/91            3.13%             16,037      12/31/91           3.19%            14,638
    03/31/92            0.54%             16,123      03/31/92          -0.06%            14,630
    06/30/92            3.81%             16,738      06/30/92           4.35%            15,266
    09/30/92            2.86%             17,216      09/30/92           1.95%            15,563
    12/31/92            2.47%             17,641      12/31/92           2.29%            15,920
    03/31/93            4.24%             18,389      03/31/93           3.78%            16,522
    06/30/93            3.67%             19,064      06/30/93           3.70%            17,134
    09/30/93            4.17%             19,859      09/30/93           3.86%            17,795
    12/31/93            1.56%             20,169      12/31/93           0.73%            17,924
    03/31/94           -6.78%             18,802      03/31/94          -5.28%            16,978
    06/30/94            1.42%             19,069      06/30/94           0.50%            17,063
    09/30/94            0.41%             19,147      09/30/94           0.17%            17,092
    12/31/94           -1.75%             18,812      12/31/94          -0.77%            16,962
    03/31/95            8.41%             20,394      03/31/95           6.59%            18,080
    06/30/95            2.23%             20,849      06/30/95           1.69%            18,385
    09/30/95            3.65%             21,610      09/30/95           2.33%            18,814
    12/31/95            4.05%             22,485      12/31/95           4.45%            19,652
    03/31/96           -0.95%             22,271      03/31/96          -2.15%            19,228
    06/30/96            0.35%             22,349      06/30/96           0.44%            19,313


Past performance is not predictive of future performance.

Ohio Insured Tax-Free Fund Average Annual Total Returns

            1 Year       5 Years       10 Years       Since Inception
Class A     0.85%        6.26%         6.80%          7.76%
Class C     4.44%        N/A           N/A            2.78%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November 1, 1993.


STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

==========================================================================================================================
                                                                 OHIO                           CALIFORNIA
                                                               TAX-FREE         TAX-FREE         TAX-FREE
                                                              MONEY FUND       MONEY FUND       MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $  239,927,043   $   25,006,218   $   37,663,286
                                                            ===============  ===============  ===============
   At amortized cost......................................  $  239,821,479   $   24,955,523   $   37,579,388
                                                            ===============  ===============  ===============
   At value (Note 2)......................................  $  239,821,479   $   24,955,523   $   37,579,388
Cash .....................................................         389,643          201,132          217,437
Receivable for securities sold............................       1,200,000               --               --
Interest receivable ......................................       1,735,318          215,571          378,408
Other assets .............................................           8,229            1,452            1,288
                                                            ---------------  ---------------  ---------------

     TOTAL ASSETS.........................................     243,154,669       25,373,678       38,176,521
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable.........................................         196,018            1,410            4,318
Payable for securities purchased..........................       2,510,625               --        2,017,280
Payable to affiliates (Note 4) ...........................         107,176           25,211           27,177
Other accrued expenses and liabilities ...................          17,958            4,669            5,685
                                                            ---------------  ---------------  ---------------
     TOTAL LIABILITIES....................................       2,831,777           31,290        2,054,460
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $  240,309,987   $   25,343,438   $   36,123,641
Accumulated net realized gains (losses) from
   security transactions..................................          12,905          ( 1,050 )        ( 1,580 )
                                                            ---------------  ---------------  ---------------
Net assets................................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ............     240,309,987       25,353,881       36,123,641
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption price
   per share (Note 2) ....................................  $         1.00   $         1.00   $         1.00
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

=========================================================================================================================
                                                                 OHIO                            CALIFORNIA
                                                               TAX-FREE          TAX-FREE         TAX-FREE
                                                              MONEY FUND        MONEY FUND       MONEY FUND
- -------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Interest income........................................  $    9,278,740   $    1,149,293   $    1,046,105
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................       1,117,233          140,891          142,143
   Distribution expenses (Note 4).........................         451,624           25,946            8,687
   Accounting services fees (Note 4)......................          45,000           39,000           39,000
   Shareholder services and transfer agent fees (Note 4)..          71,194           25,208           14,237
   Postage and supplies...................................          44,641           15,894            4,936
   Professional fees......................................          18,887            5,687            6,387
   Insurance expense......................................          21,136            4,054            3,615
   Registration fees......................................           6,791            8,994            1,223
   Custodian fees (Note 4)................................           7,148            3,701            4,639
   Pricing expenses.......................................           5,954            2,099            3,108
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Reports to shareholders ...............................           6,478            2,257            1,194
   Other expenses ........................................          13,633            1,796            1,424
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................       1,813,152          278,960          234,026
   Fees waived by the Adviser (Note 4) ...................              --               --          ( 6,600)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................       1,813,152          278,960          227,426
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       7,465,588          870,333          818,679
                                                            ---------------  ---------------  ---------------

NET REALIZED GAINS (LOSSES) FROM
   SECURITY TRANSACTIONS .................................           ( 709)           ( 564)             116
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .......................................  $    7,464,879   $      869,769   $      818,795
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                            CALIFORNIA
                                                    OHIO TAX-FREE                TAX-FREE                    TAX-FREE
                                                      MONEY FUND                 MONEY FUND                 MONEY FUND

                                                 YEAR           YEAR          YEAR           YEAR          YEAR         YEAR
                                                 ENDED         ENDED         ENDED          ENDED         ENDED        ENDED
                                               JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,
                                                 1996          1995          1996           1995           1996         1995
==================================================================================================================================
FROM OPERATIONS:
  Net investment income ...............       $7,465,588     $6,762,272     $870,333    $   865,650     $  818,679   $  643,953
  Net realized gains (losses) from
   security transactions ..............           ( 709)         8,226         ( 564)         ( 774)           116          234
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase in net assets from
     operations........................       7,464,879      6,770,498       869,769        864,876        818,795      644,187
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME .........      ( 7,465,588)   ( 6,764,671)    ( 873,034)     ( 862,949)     ( 818,679)    (644,370)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5):
  Proceeds from shares sold ...........     565,969,095    532,441,705    49,546,956     51,748,931    119,659,991    84,546,054
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders....................       4,885,920      4,449,982      839,246         814,800        753,406      572,727
  Payments for shares redeemed ........    (557,137,769) ( 523,292,513) (51,732,766)    (57,041,748)  (103,816,208) (90,102,140)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from capital share transactions......      13,717,246     13,599,174    (1,346,564)    (4,478,017)    16,597,189   (4,983,359)
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS  .........................      13,716,537     13,605,001    (1,349,829)   ( 4,476,090)    16,597,305   (4,983,542)

NET ASSETS:
   Beginning of year...................     226,606,355    213,001,354    26,692,217     31,168,307     19,524,756   24,508,298
                                            -----------    -----------   -----------    -----------    -----------  -----------
   End of year........................     $240,322,892   $226,606,355   $25,342,388    $26,692,217    $36,122,061  $19,524,756
                                           ============   ============   ===========    ===========    ===========  ===========

UNDISTRIBUTED NET INVESTMENT INCOME...     $         --   $         --   $        --    $     2,701    $        --  $        --
                                           ============   ============   ===========    ===========    ===========  ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

===========================================================================================================================
                                                                                                ROYAL PALM
                                                                 TAX-FREE      OHIO INSURED      FLORIDA
                                                               INTERMEDIATE      TAX-FREE        TAX-FREE
                                                                 TERM FUND         FUND         MONEY FUND
- ---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $   71,673,021   $   76,483,492   $   47,075,493
                                                            ===============  ===============  ===============
   At amortized cost......................................  $   71,287,629   $   76,453,032   $   46,976,072
                                                            ===============  ===============  ===============
   At value (Note 2) .....................................  $   72,708,536   $   79,588,215   $   46,976,072
Cash .....................................................         100,018           40,602           18,144
Receivable for capital shares sold........................         217,106           13,090               --
Recevable for securities sold.............................              --               --          750,000
Interest receivable ......................................       1,321,055          692,613          383,034
Other assets .............................................           3,657            3,374            1,355
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS...........................................      74,350,372       80,337,894       48,128,605
                                                            ---------------  ---------------  ---------------

LIABILITIES

Dividends payable.........................................          47,457           73,272           50,161
Payable for capital shares redeemed ......................         326,049          299,745               --
Payable for securities purchased..........................         995,174               --               --
Payable to affiliates (Note 4) ...........................          57,085           43,498           21,006
Other accrued expenses and liabilities....................          11,202           10,702            6,299
                                                            ---------------  ---------------  ---------------

     TOTAL LIABILITIES ...................................       1,436,967          427,217           77,466
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $   73,113,280   $   76,775,988   $   48,052,337
Accumulated net realized losses from security
     transactions ........................................     ( 1,620,782)           ( 494)          ( 1,198)
Net unrealized appreciation on investments................       1,420,907        3,135,183               --
                                                            ---------------  ---------------  ---------------

Net assets................................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares...................  $   67,674,858   $   75,938,183   $   28,906,381
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5).....................       6,238,847        6,345,325       28,907,579
                                                            ===============  ===============  ===============
Net asset value and redemption price per share (Note 2) ..  $        10.85   $        11.97   $         1.00
                                                            ===============  ===============  ===============
Maximum offering price per share (Note 2) ................  $        11.07   $        12.47   $         1.00
                                                            ===============  ===============  ===============

PRICING OF CLASS C SHARES(A)
Net assets applicable to Class C shares(A)................  $    5,238,547   $    3,972,494   $   19,144,758
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5) ....................         482,869          331,937       19,144,758
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption
     price per share (Note 2) ............................        $  10.85          $ 11.97      $     1.00
                                                            ===============  ===============  ===============

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

==========================================================================================================================
                                                                                                  ROYAL PALM
                                                               TAX-FREE         OHIO INSURED        FLORIDA
                                                             INTERMEDIATE         TAX-FREE         TAX-FREE
                                                               TERM FUND            FUND          MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income........................................  $    4,390,262   $    4,651,670   $    1,170,195
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................         398,576          397,265          152,663
   Distribution expenses, Class A (Note 4)................         115,756           14,824            8,631
   Distribution expenses, Class C (Note 4) ...............          22,701           12,297              --
   Shareholder services and transfer agent fees,
     Class A (Note 4) ....................................          72,503           40,277           12,000
   Shareholder services and transfer agent fees,
     Class C (Note 4) ....................................          12,000           12,000              --
   Shareholder services and transfer agent fees,
     Class B (Note 4) ....................................             --               --             1,000
   Accounting services fees (Note 4) .....................          57,000           57,000           40,000
   Postage and supplies...................................          60,880           29,106            6,538
,  Pricing expenses.......................................          17,468           15,413            2,778
   Professional fees .....................................           8,849            9,070            6,187
   Insurance expense......................................          10,086            9,181            3,637
   Custodian fees.........................................           8,584            6,967            3,166
   Registration fees, Common..............................           3,924            2,285            2,129
   Registration fees, Class A.............................           4,233              661               --
   Registration fees, Class C.............................           4,145              353               --
   Reports to shareholders ...............................           8,618            5,199              732
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Other expenses ........................................           5,970            4,866            1,766
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................         814,726          620,197          244,660
   Fees waived by the Advisor (Note 4)....................              --               --         ( 58,284)
   Class A expenses reimbursed by the Adviser (Note 4)....              --          ( 2,708)             --
   Class B expenses reimbursed by the Advisor (Note 4)....              --               --            ( 506)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................         814,726          617,489          185,870
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       3,575,536        4,034,181          984,325
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions .......         418,573          637,863               --
     Net change in unrealized appreciation/depreciation
       on investments ....................................        (378,154)        (557,750)              --
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS  ........          40,419           80,113               --
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............  $    3,615,955   $    4,114,294   $      984,325
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                             ROYAL PALM
                                                   TAX-FREE                                                   FLORIDA
                                                 INTERMEDIATE                OHIO INSURED                     TAX-FREE
                                                   TERM FUND                 TAX-FREE FUND                   MONEY FUND

                                               YEAR          YEAR           YEAR          YEAR           YEAR           YEAR
                                              ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                             JUNE 30,      JUNE 30,        JUNE 30      JUNE 30,       JUNE 30,       JUNE 30,
                                               1996          1995           1996          1995           1996          1995
- ----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income ..................   $3,575,536     $4,323,906    $4,034,181    $4,204,284     $  984,325     $ 821,944
  Net realized gains (losses) from
   security transactions .................      418,573     (1,487,447)      637,863      (553,505)            --            2
   Net change in unrealized appreciation/
   depreciation on investments ...........     (378,154)     2,397,778      (557,750)     2,078,922            --           --
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase in net assets from operations    3,615,955      5,234,237     4,114,294      5,729,701        984,325      821,946
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income, Class A ....   (3,370,231)    (4,158,531)   (3,835,050)    (4,060,262)      (941,390)    (822,616)
  From net investment income, Class C ....     (205,305)      (182,065)     (199,131)      (165,164)          --             --
  From net investment income, Class B ....         --              --            --              --        (42,935)          --
                                             -----------    -----------   -----------    -----------    -----------  -----------
Decrease in net assets from
  distributions to shareholders ..........   (3,575,536)    (4,340,596)   (4,034,181)    (4,225,426)      (984,325)    (822,616)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARES
  TRANSACTIONS (NOTE 5):

CLASS A
  Proceeds from shares sold ..............   15,528,848     27,134,058   149,454,410    135,489,969     51,380,671   44,740,157
  Net asset value of shares
   issued in reinvestment
   of distributions to shareholders ......    2,685,608      3,413,920     2,832,266      3,071,603        836,936      747,824
  Payments for shares redeemed ...........  (31,733,808)   (56,693,107) (147,848,817)  (148,483,241)   (47,429,798) (47,644,429)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from Class A share transactions ........  (13,519,352)  (26,145,129)     4,437,859     (9,921,669)     4,787,809   (2,156,448)
                                            -----------    -----------   -----------    -----------    -----------  -----------

CLASS C (A)
  Proceeds from shares sold ..............    3,208,583      7,031,053     1,212,806      1,936,052     19,950,303           --
  Net asset value of shares issued
   in reinvestment of distributions
   to shareholders .......................      192,684        174,884       173,201        141,387             --           --
  Payments for shares redeemed ...........   (2,962,890)    (5,556,496)  ( 1,551,557)      (650,441)      (805,545)          --
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase (decrease) in net assets
  from Class C share transactions (A) ....      438,377      1,649,441      (165,550)     1,426,998     19,144,758           --
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................  (13,040,556)   (23,602,047)    4,352,422     (6,990,396)    23,932,567   (2,157,118)

NET ASSETS:
  Beginning of year ......................   85,953,961    109,556,008    75,558,255     82,548,651     24,118,572   26,275,690
                                            -----------    -----------   -----------    -----------    -----------  -----------
  End of year ............................  $72,913,405    $85,953,961   $79,910,677    $75,558,255    $48,051,139  $24,118,572
                                            ===========    ===========   ===========    ===========    ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME ......  $        --    $        --   $        --    $        --    $        --  $        --
                                            ===========    ===========   ===========    ===========    ===========  ===========

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

OHIO TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================================================
                                                                         YEAR ENDED JUNE 30,

                                                     1996         1995        1994         1993         1992
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.031        0.031        0.020        0.022       0.034
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......    ( 0.031)     ( 0.031)    ( 0.020)      ( 0.022)    ( 0.034)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................      3.14%        3.12%        1.99%        2.19%       3.52%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $240,323    $226,606   $  213,001   $  221,775  $  218,503
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.75%        0.74%       0.73%        0.74%       0.75%

Ratio of net investment income to average
     net assets ...............................       3.09%       3.08%        1.97%       2.16%         3.43%

- -------------------------------------------------------------------------------------------------------------------------


TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                       YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ---------
Net investment income...........................      0.031        0.030       0.021        0.024       0.036
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.031 )    ( 0.030)    ( 0.021)     ( 0.024)     ( 0.036)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      3.15%        3.07%       2.12%        2.40%       3.63%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $25,342     $ 26,692    $ 31,168     $ 34,787    $ 50,000
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets.........      0.99%        0.99%       0.99%        0.99%       0.99%

Ratio of net investment income to average
     net assets................................       3.09%       3.00%        2.09%       2.39%         3.55%
- --------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                        YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.029        0.029       0.019        0.022       0.035
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.029)     ( 0.029)    ( 0.019)     ( 0.022)     ( 0.035)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      2.95%        2.95%       1.93%        2.26%       3.71%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $36,122     $ 19,525    $ 24,508     $ 34,487    $ 21,246
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(A)  ....      0.80%        0.70%       0.60%        0.56%       0.34%

Ratio of net investment income to average
     net assets.................................      2.88%       2.83%        1.90%        2.22%       3.49%
- --------------------------------------------------------------------------------------------------------------------------

(A)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85% and 0.89% for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 4).

See accompanying notes to finacial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                      1996        1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 10.86     $  10.69    $  10.98     $  10.42    $  10.15
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.50         0.49        0.48         0.53        0.59
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.01 )       0.17      ( 0.29)        0.56        0.27
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.49         0.66        0.19         1.09        0.86
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......     ( 0.50 )     ( 0.49)     ( 0.48)      ( 0.53 )    ( 0.59 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 10.85     $  10.86    $  10.69     $  10.98    $  10.42
                                                  ==========  ==========   ==========   ==========  ==========
Total return(A) ................................      4.51%        6.36%       1.70%       10.75%       8.78%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $67,675     $ 81,140    $106,472     $ 82,168    $ 26,720
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.99%        0.99%       0.99%        0.99%       1.07%

Ratio of net investment income to average net
     assets.....................................      4.52%        4.59%        4.35%       4.90%        5.75%

Portfolio turnover rate.........................        37%          32%          46%         28%          12%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

 See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                  YEAR ENDED JUNE 30,          (FEB. 1, 1994)
                                                                                                   THROUGH
                                                                 1996              1995         JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        10.86   $        10.69   $        11.27
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.44             0.44             0.20
   Net realized and unrealized gains (losses) on
     investments..........................................          ( 0.01)            0.17           ( 0.58)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.43             0.61           ( 0.38 )
                                                            ---------------  ---------------  ---------------
Distributions from net investment income..................          ( 0.44 )         ( 0.44 )         ( 0.20 )
                                                            ---------------  ---------------  ---------------
Net asset value at end of period..........................  $        10.85   $        10.86   $        10.69
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.00%            5.82%          ( 8.28%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        5,239   $        4,814   $        3,084
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.49%            1.49%            1.45% (C)

Ratio of net investment income to average net assets......           4.02%            4.08%            3.79% (C)

Portfolio turnover rate...................................             37%              32%              46% (C)
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(C) for the period ended June 30, 1994 (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 11.99     $  11.74    $  12.41     $  11.67    $  11.13
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.62         0.63        0.61         0.65        0.70
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.02 )       0.25      ( 0.64)        0.74        0.54
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.60         0.88      ( 0.03)        1.39        1.24
                                                  ----------  ----------   ----------   ----------  ----------
Less distributions:
   Distributions from net investment income ....     ( 0.62 )     ( 0.63)     ( 0.61)      ( 0.65 )    ( 0.70 )
   Distributions from net realized gains........         --           --      ( 0.03)          --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total distributions ............................     ( 0.62 )     ( 0.63)     ( 0.64)      ( 0.65 )    ( 0.70 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 11.97     $  11.99    $  11.74     $  12.41    $  11.67
                                                  ==========  ==========   ==========   ==========  ==========

Total return(A)  ...............................      5.05%        7.75%     ( 0.41%)      12.24%      11.55%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $75,938     $ 71,393    $ 79,889     $ 81,101    $ 49,288
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets(B)  ....      0.75%        0.75%       0.75%        0.75%       0.60%

Ratio of net investment income to average
     net assets.................................      5.12%       5.35%        4.94%       5.35%         6.10%

Portfolio turnover rate.........................        46%          29%         45%          15%          3%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% and 0.77% for the years ended June 30, 1995 and 1992, respectively (Note 4).

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                          YEAR ENDED JUNE 30,   (NOV. 1, 1993)
                                                                                                   THROUGH
                                                                 1996              1995        JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        12.00   $        11.74   $       12.62
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.56             0.57             0.36
   Net realized and unrealized gains (losses)
     on investments.......................................          ( 0.03)            0.26           ( 0.85)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.53             0.83           ( 0.49 )
                                                            ---------------  ---------------  --------------
Less distributions:
   Distributions from net investment income...............          ( 0.56 )         ( 0.57 )         ( 0.36 )
   Distributions from net realized gains..................              --               --           ( 0.03 )
                                                            ---------------  ---------------  ---------------
Total distributions.......................................          ( 0.56 )         ( 0.57 )         ( 0.39 )
                                                            ---------------  ---------------  --------------
Net asset value at end of period..........................  $        11.97   $        12.00   $       11.74
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.44%            7.31%           ( 6.05%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        3,972   $        4,165   $        2,659
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.25%            1.25%            1.22% (C)

Ratio of net investment income to average net assets......           4.62%            4.84%            4.09% (C)

Portfolio turnover rate...................................             46%              29%              45% (C)
- -------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS A
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================================
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                YEAR ENDED JUNE 30,             (NOV. 13, 1992)
                                                                                                    THROUGH
                                                      1996            1995            1994     JUNE 30, 1993(A)
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ------------   -------------   -------------   ------------
Net investment income..........................          0.032           0.031          0.021           0.016
                                                  ------------   -------------   -------------   ------------
Distributions from net investment income ......        ( 0.032)        ( 0.031)       ( 0.021)        ( 0.016)
                                                  ------------   -------------   -------------   ------------
Net asset value at end of period ..............   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ============   =============   =============   ============
Total return ..................................          3.29%           3.17%          2.11%           2.49%(C)
                                                  ============   =============   =============   ============
Net assets at end of period (000's) ...........   $     28,906    $     24,119   $     26,276    $     21,907
                                                  ============   =============   =============   ============

Ratio of expenses to average net assets(B)  ...          0.61%           0.66%          0.58%           0.34%(C)

Ratio of net investment income to average
     net assets...............................           3.24%          3.12%           2.10%           2.41%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)No income was earned or expenses incurred from the start of business through the date of public offering.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1996, 1995, 1994 and 1993, respectively (Note 4).

(C)Annualized.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS B
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
==========================================================================================================================
                                                                                                     PERIOD
                                                                                                      ENDED
                                                                                                 JUNE 30, 1996 (A)
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................................  $    1.000
                                                                                                ------------
Net investment income..........................................................................       0.003
                                                                                                ------------
Distributions from net investment income ......................................................  $  ( 0.003)
                                                                                                ------------
Net asset value at end of period ..............................................................  $    1.000
                                                                                                ============
Total return...................................................................................       3.03%(C)
                                                                                                ============
Net assets at end of period (000's) ...........................................................  $   19,145
                                                                                                ============
Ratio of expenses to average net assets(B)  ...................................................       0.50%(C)

Ratio of net investment income to average net assets...........................................       3.03%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)Represents the period from the initial public offering of Class B shares (May 29, 1996) through June 30, 1996.

(B)Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.87%(C) (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1996

==============================================================================

1. ORGANIZATION

Midwest Group Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of six funds: the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (individually a Fund and collectively the Funds).

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Royal Palm Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to .25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The Royal Palm Florida Tax-Free Money Fund offers two classes of shares: Class A shares (Retail shares), sold subject to a distribution fee of up to .25% of average daily net assets, and Class B shares (Institutional shares) sold without a distribution fee. Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which is expected to cause Retail shares to have a higher expense ratio and to pay lower dividends than Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as check writing and automatic investment and redemption plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- Ohio Tax-Free Money Fund, Tax-Free Money Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund securities are valued on the amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are valued at market and use an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is calculated daily. Net asset value per share is calculated for each of these Funds by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily. Net asset value per share is calculated for each class of a Fund by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Distributions from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1996:

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                                                                                 TAX-FREE
                                                                               INTERMEDIATE     OHIO INSURED
                                                                                 TERM FUND      TAX-FREE FUND

Gross unrealized appreciation.............................................   $    1,757,875   $     3,422,103
Gross unrealized depreciation.............................................        ( 336,968)        ( 286,920)
                                                                             ---------------  ---------------

Net unrealized appreciation...............................................   $    1,420,907   $    3,135,183
                                                                             ===============  ===============
- ----------------------------------------------------------------------------------------------------------------

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1996, the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund had capital loss carryforwards for federal income tax purposes of $709, $1,338, $1,580, $1,198, $1,620,782 and $494, respectively, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in the current or future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  INVESTMENT TRANSACTIONS

For the year ended June 30, 1996, purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $28,765,136 and $45,159,470, respectively, for the Tax-Free Intermediate Term Fund and $35,124,299 and $38,276,155, respectively, for the Ohio Insured Tax-Free Fund.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is the controlling shareholder of Leshner Financial, Inc., whose subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

MANAGEMENT AGREEMENT

Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100,000,000, 0.45% of such assets from $100,000,000 to $200,000,000, 0.4% of such assets from $200,000,000 to $300,000,000 and 0.375% of such assets in excess of
$300,000,000.

States in which shares of the Trust are offered may impose an expense limitation based upon net assets. The Adviser has agreed to reimburse each Fund for expenses which exceed the most restrictive applicable expense limitation of any state. No reimbursement was required from the Adviser with respect to any Fund for the year ended June 30, 1996. However, in order to reduce the operating expenses of the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily waived advisory fees of $6,600 and $58,284, respectively, during the year ended June 30, 1996. In addition, in order to reduce the operating expenses of Class A shares of the Ohio Insured Tax-Free Fund and Class B shares of the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily reimbursed $2,708 of Class A expenses for the Ohio Insured Tax-Free Fund and $506 of Class B expenses for the Royal Palm Florida Tax-Free Money Fund during the period.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent and Shareholder Service Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund or for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee, based on current asset levels, of $3,750 per month from the Ohio Tax-Free Money Fund, $3,250 per month from each of the Tax-Free Money Fund and the California Tax-Free Money Fund, $4,250 per month from the Royal Palm Florida Tax-Free Money Fund and $4,750 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser and affiliates earned $9,779 and $22,737 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1996. In addition, the Advisor collected $5,802 and $349 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is .25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS

The Fifth Third Bank, which serves as the custodian for each Fund except for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1996. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1996. Under the term of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended June 30, 1996 and 1995:

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                                                       TAX-FREE INTERMEDIATE               OHIO INSURED
                                                             TERM FUND                    TAX-FREE FUND

                                                      YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED          ENDED
                                                    JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                                      1996            1995            1996           1995
- ---------------------------------------------------------------------------------------------------------------------------
CLASS A

Shares sold....................................      1,417,723       2,523,254     12,319,913      11,576,223
Shares issued in reinvestment of
   distributions to shareholders...............        244,633         320,606        232,739         262,171
Shares redeemed................................    ( 2,894,267)    ( 5,334,216)  ( 12,159,274)   ( 12,691,802)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..    ( 1,231,911)    ( 2,490,356)       393,378       ( 853,408)
Shares outstanding, beginning of year..........      7,470,758       9,961,114      5,951,947       6,805,355
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................      6,238,847       7,470,758      6,345,325      5,951,947
                                                  ============   =============   =============   ============

CLASS C

Shares sold....................................        292,369         661,291         99,911         164,356
Shares issued in reinvestment of
   distributions to shareholders...............         17,558          16,430         14,227          12,037
Shares redeemed................................      ( 270,313)      ( 522,939)     ( 129,418)       ( 55,643)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..         39,614         154,782       ( 15,280)        120,750
Shares outstanding, beginning of year..........        443,255         288,473        347,217         226,467
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................        482,869         443,255        331,937         347,217
                                                  ============   =============   =============   ============
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Capital share transactions for the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  PORTFOLIO COMPOSITION

As of June 30, 1996, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio income tax. The California Tax-Free Money Fund was invested in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. As of June 30, 1996, 77.4% of the Royal Palm Florida Tax-Free Money Fund was invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1996, 19.5% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 13.5% in the State of Minnesota and 10.2% in the State of Florida. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund as of June 30, 1996, see the Fund's Portfolio of Investments.

As diversified Funds registered under the 1940 Act, it is the policy of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund that not more than 25% of the total assets of each such Fund be invested in securities of issuers which individually comprise more than 5% of its total assets.

The Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1996, neither the Ohio Tax-Free Money Fund nor the Royal Palm Florida Tax-Free Money Fund had concentrations of investments (10% or greater) in any one issuer. The California Tax-Free Money Fund and the Ohio Insured Tax-Free Fund had 12.6% and 14.6% of their respective investments concentrated in the securities of a single issuer as of June 30, 1996.

The Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1996, 46.9% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 28.6% were rated AA/Aa, 21.8% were rated A/A and 2.7% were not rated.

As of June 30, 1996, 99.1% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government, or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Four private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 82.9% of its portfolio securities.

The concentration of investments for each Fund as of June 30, 1996, classified by revenue source, was as follows:

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                                                                           ROYAL PALM
                                         OHIO                 CALIFORNIA    FLORIDA      TAX-FREE      OHIO
                                       TAX-FREE    TAX-FREE    TAX-FREE     TAX-FREE    INTERMEDIATE  INSURED
                                         MONEY       MONEY       MONEY        MONEY        TERM       TAX-FREE
                                         FUND        FUND        FUND         FUND         FUND        FUND
- --------------------------------------------------------------------------------------------------------------------------
General Obligations.................      28.6%       14.4%        11.3%         8.0%       21.8%       30.3%
Revenue Bonds:
  Industrial Development/
     Pollution Control............        32.0%       42.8%         36.0%       30.6%        8.2%       15.2%
  Hospital/Health Care..............      22.7%        4.8%         2.2%        24.8%       18.0%       19.7%
  Housing/Mortgage..................       3.8%       17.8%         2.0%        19.1%       11.5%        5.5%
  Utilities.........................       0.2%        3.6%        17.9%         5.6%       10.9%       18.0%
  Education.........................       2.3%        3.0%         2.0%         1.9%       11.8%        3.4%
  Transportation....................         --        3.7%         4.0%         2.8%        3.9%        3.3%
  Public Facilities.................         --        1.0%         4.7%         2.4%        3.6%        1.4%
  Economic Development..............       5.2%        6.4%           --           --        2.1%          --
  Leases............................         --        1.2%         7.2%         1.8%        2.3%        0.7%
  Special Tax.......................         --          --         4.9%         0.5%        3.9%          --
  Miscellaneous.....................       5.2%        1.3%         7.8%         2.5%        2.0%        2.5%
                                     ----------- ----------- -----------   ----------- ----------- -----------
Total ..............................     100.0%      100.0%       100.0%       100.0%      100.0%      100.0%
                                     =========== =========== ===========   =========== =========== ===========
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See each Fund's Portfolio of Investments for additional information on portfolio composition.

OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 31.5%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,665,000   Euclid City, OH, Various Impt. GO BANS.........................   4.250% 07/12/1996 $ 1,665,072
  5,484,000   Greene Co., OH, GO.............................................   4.125  07/18/1996   5,485,568
    675,000   Dayton, OH, Airport Impt. GO BANS..............................   4.050  07/25/1996     675,063
  1,667,040   Willoughby, OH, Landfill Closure GO BANS.......................   4.200  07/25/1996   1,667,355
  1,450,000   Powell Village, OH, Road Impt. GO BANS.........................   4.100  08/15/1996   1,450,519
    180,000   Powell Village, OH, Street Impt. GO BANS.......................   4.380  08/15/1996     180,103
  2,500,000   Univ. of Cincinnati, OH, General Receipts, Ser. S..............   4.250  08/28/1996   2,500,952
  1,105,000   Lorain Co., OH, Water & Sewer Impt. GO BANS....................   4.250  08/30/1996   1,105,261
    245,000   Ohio HFA Mtg. Rev., Ser. A-1...................................   4.400  09/01/1996     245,150
  1,000,000   Plain Township, OH, Fire Station Const. & Impt. BANS...........   4.390  09/17/1996   1,001,117
  3,000,000   Cincinnati, OH, CSD Energy Conserv. BANS.......................   4.030  09/20/1996   3,003,437
    800,000   Miamisburg, OH, Street Impt. GO BANS...........................   4.250  09/27/1996     800,462
  2,260,000   Canfield, OH, LSD School Impt. GO BANS.........................   4.150  10/03/1996   2,261,115
  2,000,000   Franklin Co., OH, Waterworks Sys. Impt. GO.....................   4.000  10/09/1996   2,002,033
    400,000   Akron Bath Copley, OH, Rev. (Akron City Hosp. Proj.)...........   7.700  11/15/1996     405,905
  2,300,000   Belmont Co., OH, Sanitary Sewer Impt. BANS.....................   4.090  11/26/1996   2,302,595
  2,000,000   Euclid, OH, CSD TRANS..........................................   3.520  12/12/1996   2,001,481
  3,400,000   Loveland, OH, GO BANS..........................................   3.875  12/12/1996   3,405,840
    975,000   Marysville, OH, GO BANS........................................   4.140  12/12/1996     976,220
  1,064,490   Champaign Co., OH, GO BANS.....................................   4.750  12/17/1996   1,066,879
    870,000   Highland, OH, LSD GO BANS......................................   4.375  12/19/1996     872,086
  1,432,500   Groveport-Madison, OH, LSD GO TANS.............................   3.990  12/30/1996   1,434,584
  1,900,000   Erie Co., OH, Hosp. Impt. Rev. (Firelands Comm. Hosp.),
               Prerefunded @101..............................................   8.875  01/01/1997   1,967,510
    675,000   Worthington, OH, CSD School Impt. GO BANS......................   3.750  01/17/1997     675,533
    500,000   Marysville, OH (Water Storage Tank Proj.) GO BANS..............   3.880  01/31/1997     500,792
  2,000,000   Toledo, OH, CSD (Energy Conservation) GO BANS..................   4.000  01/31/1997   2,005,664
  1,950,000   Marion Co., OH, GO BANS........................................   3.600  02/13/1997   1,952,919
    700,000   Ottawa Co., OH, GO BANS........................................   3.550  02/27/1997     701,114
  2,000,000   East Palestine, OH, CSD GO BANS................................   3.500  02/28/1997   2,001,273
  1,550,000   Salem, OH, CSD GO BANS.........................................   3.490  03/06/1997   1,550,708
    932,000   Huron, OH, GO BANS.............................................   3.860  03/19/1997     933,666
    800,000   Marysville, OH, GO BANS........................................   3.960  03/21/1997     801,441
  3,185,700   Greene Co., OH, GO.............................................   4.000  03/26/1997   3,192,455
    950,000   Geneva on the Lake, OH, GO.....................................   4.100  04/03/1997     952,076
  2,300,000   Ottawa Co., OH, GO BANS........................................   3.980  04/09/1997   2,303,931
  1,000,000   Trumbull Co., OH, Correctional Fac. GO BANS....................   4.070  04/10/1997   1,002,016
  1,000,000   Ashland, OH, CSD (Energy Conservation) GO BANS.................   4.150  04/15/1997   1,002,293
  3,239,200   Hamilton, OH, GO BANS..........................................   4.000  05/09/1997   3,240,442
  2,300,000   Oregon, OH, GO BANS............................................   4.050  05/29/1997   2,304,603
  3,500,000   Claymont, OH, CSD GO BANS......................................   4.000  06/04/1997   3,501,556
  3,000,000   Greene Co., OH, GO.............................................   3.880  06/04/1997   3,004,278
  1,040,000   Brook Park, OH, GO BANS........................................   4.050  06/06/1997   1,042,519
  2,000,000   Hudson, OH, Waterworks Impt. GO BANS...........................   4.000  06/11/1997   2,004,915
  2,500,000   Mansfield, OH, CSD GO TANS.....................................   4.500  06/27/1997   2,510,620
- -------------                                                                                     ------------
  $75,494,930 TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $75,661,121)...................................                     $75,661,121
                                                                                                  ------------


OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)...............   4.125% 07/01/1996 $ 1,000,000
  2,800,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (Univ. Hosp. Cleveland).....   3.750  07/01/1996   2,800,000
    400,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600  07/01/1996     400,000
  3,900,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   3,900,000
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1995A...............   3.750  07/01/1996     500,000
  1,700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,700,000
    700,000   Ohio St. PCR (Sohio Air Proj.).................................   3.600  07/01/1996     700,000
  4,320,000   Cuyahoga Co., OH, IDR (S & R Playhouse Realty).................   3.750  07/01/1996   4,320,000
  1,600,000   Delaware Co., OH, IDR (Radiation Sterilizers, Inc.)............   3.750  07/01/1996   1,600,000
    210,000   Franklin Co., OH, IDR (Boa Ltd. Proj.).........................   3.850  07/01/1996     210,000
  1,300,000   Franklin Co., OH, IDR (Jacobsen Stores)........................   3.800  07/01/1996   1,300,000
    600,000   Franklin Co., OH, IDR (Capitol South)..........................   3.800  07/01/1996     600,000
  2,900,000   Muskingum Co., OH, IDR (Elder-Beerman).........................   3.900  07/01/1996   2,900,000
    500,000   Ohio St. Environ. Impt. Rev. (U.S. Steel Corp.)................   3.800  07/01/1996     500,000
  4,250,000   Cincinnati-Hamilton Co., OH, Port. Auth. Rev.
                (Kaiser Agric. Chemical Co.).................................   3.400  07/02/1996   4,250,000
    245,000   Akron, OH, Sani. Sewer Sys. Rev., Ser. 1994....................   3.450  07/03/1996     245,000
  1,000,000   Butler Co., OH, IDR (Phillip Morris Co.).......................   3.350  07/03/1996   1,000,000
  1,000,000   Centerville, OH, Health Care Rev. (Bethany-Lutheran)...........   3.700  07/03/1996   1,000,000
  8,100,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. B (Mercy Health Sys.)..   3.500  07/03/1996   8,100,000
  1,800,000   Cleveland-Cuyahoga Co., OH, Port. Auth. Rev.
                (Rock & Roll Hall of Fame)...................................   3.450  07/03/1996   1,800,000
  1,075,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993A
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,075,000
  1,750,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993B
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,750,000
  1,250,000   Cuyahoga Co., OH, Health Care Fac. Rev. (Benjamin Rose Inst.)..   3.500  07/03/1996   1,250,000
    160,000   Cuyahoga Co., OH, IDR (Schottenstein Stores)...................   3.550  07/03/1996     160,000
  2,000,000   Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)...........   3.850  07/03/1996   2,000,000
    970,000   Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)...................   3.600  07/03/1996     970,000
    900,000   Delaware Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)..   3.550  07/03/1996     900,000
  2,390,000   Erie Co., OH, IDR (Toft Dairy, Inc.)...........................   3.600  07/03/1996   2,390,000
    435,000   Franklin Co., OH, IDR (Columbus Dist.).........................   3.600  07/03/1996     435,000
    564,000   Franklin Co., OH, IDR, Ser. D (Kindercare).....................   3.700  07/03/1996     564,000
  1,605,000   Greene Co., OH, Healthcare Fac. Rev. (Green Oaks Proj.)........   3.600  07/03/1996   1,605,000
    900,000   Hardin Co., OH, Hosp. Impt. Rev., Ser. A
                (Hardin Memorial Hosp.).....................................    3.600  07/03/1996     900,000
    375,000   Hudson Village, OH, IDR, Ser. A (Kindercare)...................   3.700  07/03/1996     375,000
  1,160,000   Huron Co., OH, Ref. Rev. (Norfolk Furniture Corp.).............   3.600  07/03/1996   1,160,000
    494,000   Lorain Co., OH, IDR, Ser. C (Kindercare).......................   3.700  07/03/1996     494,000
  1,120,000   Lucas Co., OH, EDR (Glendale Meadows)..........................   3.600  07/03/1996   1,120,000
    935,000   Lucas Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     935,000
    300,000   Medina, OH, IDR (Kindercare)...................................   3.700  07/03/1996     300,000
  1,100,000   Meigs Co., OH, IDR, Ser. 1985 (MRG Limited Proj.)..............   3.550  07/03/1996   1,100,000
    287,000   Middletown, OH, IDR, Ser. A (Kindercare).......................   3.700  07/03/1996     287,000
  2,000,000   Montgomery Co., OH, EDR (Dayton Art Institute).................   3.400  07/03/1996   2,000,000
    935,000   Montgomery Co., OH, Healthcare Rev., Ser. A
                (Dayton Area MRI Consortium).................................   3.600  07/03/1996     935,000
    340,000   Montgomery Co., OH, IDR (Kindercare)...........................   3.700  07/03/1996     340,000
  1,000,000   Morrow Co., OH, IDR (Field Container Corp.)....................   3.400  07/03/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev. (Honda of America)........   3.700  07/03/1996     700,000
    200,000   Ohio St. Water Dev. Auth. Rev. (Timken Co. Proj.)..............   3.350  07/03/1996     200,000
  1,300,000   Ohio St. Environ. Impt. Rev. (Honda of America)................   3.700  07/03/1996   1,300,000
    850,000   Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)......   3.550  07/03/1996     850,000
    200,000   Stark Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     200,000
  2,650,000   Summit Co., OH, IDR (Bowery Assoc.)............................   3.400  07/03/1996   2,650,000
    375,000   Wadsworth, OH, IDR (Kindercare)................................   3.700  07/03/1996     375,000
  1,200,000   Wyandot Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)...   3.550  07/03/1996   1,200,000
    475,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Visiting Nurse Svcs. Proj.).................................   3.500  07/04/1996     475,000

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  1,750,000   Ashland, OH, IDR (Landover Properties).........................   3.350% 07/04/1996 $ 1,750,000
  4,190,000   Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 95
                (Ashtabula Co. Med. Ctr. Proj.)..............................   3.400  07/04/1996   4,190,000
  1,900,000   Clinton Co., OH, Hosp. Rev. (Clinton Memorial).................   3.500  07/04/1996   1,900,000
  8,000,000   Franklin Co., OH, IDR (Berwick Steel)..........................   3.550  07/04/1996   8,000,000
  1,240,000   Franklin Co., OH, IDR (Ohio Girl Scouts).......................   3.400  07/04/1996   1,240,000
    400,000   Franklin Co., OH, IDR (Columbus College).......................   3.400  07/04/1996     400,000
  2,000,000   Franklin Co., OH, IDR (Alco Standard Corp.)....................   3.400  07/04/1996   2,000,000
  1,350,000   Hamilton Co., OH, EDR, Ser. 1995
                (Cincinnati Assoc. Performing Arts)..........................   3.400  07/04/1996   1,350,000
    425,000   Lucas Co., OH, Rev. (Sunshine Children's Home).................   3.500  07/04/1996     425,000
  2,000,000   Lucas Co., OH, IDR (Ohio Citizens Bank Proj.)..................   3.500  07/04/1996   2,000,000
    485,000   Lucas Co., OH, IDR (Associates Proj.)..........................   3.500  07/04/1996     485,000
  2,045,000   Mahoning Co., OH, Healthcare Fac. Rev. (Copeland Oaks).........   3.400  07/04/1996   2,045,000
  1,790,000   Mahoning Co., OH, Healthcare Fac. Rev. (Ohio Heart Institute)..   3.400  07/04/1996   1,790,000
  4,150,000   Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.)..........   3.400  07/04/1996   4,150,000
  3,920,000   Montgomery Co., OH, Healthcare Rev. (Comm. Blood Ctr. Proj.)...   3.400  07/04/1996   3,920,000
  4,800,000   Ohio EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.).........   3.400  07/04/1996   4,800,000
  1,265,000   Pike Co., OH, EDR (Pleasant Hill)..............................   3.400  07/04/1996   1,265,000
  1,100,000   Rickenbacker, OH, Port. Auth. Rev.
                (Rickenbacker Holdings, Inc.)................................   3.400  07/04/1996   1,100,000
    660,000   Summit Co., OH, IDR (Go-Jo Indust.)............................   3.400  07/04/1996     660,000
  2,435,000   Toledo-Lucas Co., OH, Port. Auth. IDR Ref., Ser. 1994..........   3.500  07/04/1996   2,435,000
  4,200,000   Toledo, OH, City Svcs. Special Assessment Notes................   3.350  07/04/1996   4,200,000
  4,690,000   Trumbull Co., OH, Hosp. Rev. (Shepherd Valley Lutheran)........   3.400  07/04/1996   4,690,000
  1,600,000   Warren Co., OH, IDR (Liquid Container).........................   3.550  07/04/1996   1,600,000
  2,650,000   Westlake, OH, IDR (Nordson Co.)................................   3.400  07/04/1996   2,650,000
    100,000   Wood Co., OH, IDR (North American Science).....................   3.600  07/04/1996     100,000
  2,125,000   Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989 (Good Shepherd)....   3.800  07/05/1996   2,125,000
  1,400,000   Hamilton Co., OH, IDR (ADP System).............................   3.700  07/15/1996   1,400,000
- -------------                                                                                     ------------
$133,490,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $133,490,000)..................................                     $133,490,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $2,500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. A (Duquesne Light)..   3.650% 08/15/1996 $ 2,500,000
    971,155   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     971,155
    680,000   Riverside, OH, EDR (Riverside Assoc. Ltd. Proj.)...............   3.550  09/01/1996     680,000
  4,895,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.883  10/01/1996   4,895,000
    175,000   Franklin Co., OH, IDR (Pan Western Life).......................   3.900  10/01/1996     175,000
  1,270,000   Miami Valley Tax-Exempt Mtg. Bond Trust........................   4.880  10/15/1996   1,270,000
    690,000   Franklin Co., OH, IDR (GSW Proj.)..............................   3.650  11/01/1996     690,000
  3,300,000   Ohio HFA MFH (Lincoln Park)....................................   3.900  11/01/1996   3,300,000
    125,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 1................   3.760  11/01/1996     125,000
    100,000   Summit Co., OH, IDR (SGS Tool Co. II)..........................   3.700  11/01/1996     100,000
  3,835,000   Richland Co., OH, IDR (Mansfield Sq. Proj.)....................   3.650  11/15/1996   3,835,000
    825,000   Cuyahoga Co., OH, Healthcare Rev.
                (Cleveland Neighborhood Health Svcs.)........................   4.375  12/01/1996     825,000
    570,000   Cuyahoga Co., OH, IDR (Welded Ring)............................   3.750  12/01/1996     570,000
  2,415,000   Franklin Co., OH, IDR (Leveque & Assoc. Proj.).................   3.750  12/01/1996   2,415,000
    340,000   Lucas Co., OH, EDR (Cross County Inns., Inc.)..................   4.000  12/01/1996     340,000
    960,000   Scioto Co., OH, Healthcare Rev. (Hillview Retirement)..........   3.750  12/01/1996     960,000
  1,115,000   Gallia Co., OH, IDR (Jackson Pike Assoc.)......................   3.600  12/15/1996   1,115,000
  3,280,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2................   3.900  12/15/1996   3,279,203

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 810,000   Franklin Co., OH, EDR (JAL Realty).............................   3.950% 01/15/1997 $   810,000
  1,405,000   Hamilton, OH, IDR (Continental Commercial Properties Proj.)....   3.400  02/01/1997   1,405,000
    410,000   Middletown, OH, IDR (Continental Commercial Properties Proj.)..   3.450  02/01/1997     410,000
- -------------                                                                                     ------------
$ 30,671,155  TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $30,670,358)...................................                     $30,670,358
                                                                                                  ------------
$239,656,085  TOTAL INVESTMENTS AT VALUE -- 99.8%
=============
              (Amortized Cost $239,821,479)..................................                     $239,821,479

              OTHER ASSETS AND LIABILITIES, NET-- 0.2% ......................                         501,413
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $240,322,892
                                                                                                  ============

TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 22.6%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   200,000   Greater Cleveland Regional Transit Auth. COP...................   9.100% 07/01/1996 $   200,000
    200,000   Pennsylvania St. IDA Rev., Escrowed to Maturity................   6.300  07/01/1996     200,000
    150,000   South Carolina St. Public Auth. Elec. Rev., Prerefunded @ 103..   8.100  07/01/1996     154,500
    110,000   Washington St. Pub. Power Supply Sys. Rev., Ser. 1990
                (Nuclear Proj. #1), Prerefunded @ 103........................  15.000  07/01/1996     113,300
    100,000   Austin, TX, ISD GO.............................................   4.400  08/01/1996     100,045
    100,000   Louisiana St. GO, Ser. A.......................................   6.400  08/01/1996     100,211
    520,000   El Paso, TX, GO, Ser. 1994A....................................   8.000  08/15/1996     522,531
    200,000   Montgomery Co., AL, Waterworks & Sanit. Sewer Rev.,
                Prerefunded @ 100............................................   9.700  09/01/1996     200,000
    500,000   Washington St. GO (Motor Vehicle Fuel Tax), Prerefunded @ 100..   6.750  09/01/1996     502,430
    245,000   Peoria, IL, School Dist. #150 Rev..............................   4.600  09/15/1996     245,272
    370,000   Brook Park, OH, Sewer Impt. GO BANS............................   4.250  09/20/1996     370,157
    105,000   Chicago, IL, Waterworks Rev., Prerefunded @ 101................   6.750  11/01/1996     107,057
    200,000   Greater New Orleans, LA, Expressway Rev., Prerefunded @ 103....   7.800  11/01/1996     208,610
     70,000   Connecticut St. Hsg. Fin. Auth. Refunding Rev., Ser. 1987B.....   7.900  11/15/1996      70,991
    200,000   Chesapeake, VA, GO.............................................   3.750  12/01/1996     200,052
    250,000   Columbia, SC, Parking Fac. Rev., Prerefunded @ 102.............   7.200  12/01/1996     258,471
    300,000   Greensboro, NC, COP Pkg. Facs. Proj. Rev.......................   5.700  12/01/1996     302,070
    105,000   Houston, TX, Water & Sewer Rev., Prerefunded @ 102.............   7.125  12/01/1996     108,534
    200,000   Milwaukee, WI, GO..............................................   4.100  12/01/1996     200,336
    150,000   Jefferson Co., OH, School Dist. #R-001 GO......................   4.400  12/15/1996     150,442
    250,000   Broward Co., FL, GO, Ser. C....................................   5.000  01/01/1997     251,580
    525,000   Ross Co., OH, Airport Impt. GO BANS ...........................   4.540  04/25/1997     526,191
    250,000   Columbus, OH, GO, Ser. 1.......................................   5.500  05/15/1997     253,430
    200,000   Grand River, OK, Dam Auth., Rev................................   6.450  06/01/1997     208,033
    160,000   Mid-Prairie, IA, Comm. School Dist. GO.........................   6.750  06/01/1997     164,020
- -------------                                                                                     ------------
$ 5,660,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $5,718,263)....................................                     $ 5,718,263
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   300,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600% 07/01/1996 $   300,000
    900,000   Harris Co., TX, Health Facs. Dev. Hosp. Rev., Ser. D
                (St. Luke's Episcopal).......................................   3.700  07/01/1996     900,000
    300,000   Hillsborough Co., FL, PCR (Tampa Elec.)........................   3.550  07/01/1996     300,000
    700,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996     700,000
    330,000   NCNB Pooled Tax-Exempt Rev., Ser. 1990A........................   4.125  07/01/1996     330,000
  1,000,000   New Jersey EDA & EDR (Union Avenue Assoc.).....................   3.650  07/01/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996     700,000
    400,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     400,000
    900,000   Eddyville, IA, IDR (Heartland Lysine, Inc.)....................   3.850  07/03/1996     900,000
  1,000,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,000,000
    825,000   Brooklyn Park, MN, IDR (Schmidt Proj.).........................   3.750  07/05/1996     825,000
  1,000,000   District of Columbia MFH, Tyler House Trust COP, Ser. 1995A....   3.800  07/05/1996   1,000,000
    425,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.950  07/05/1996     425,000
    575,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.650  07/05/1996     575,000
    700,000   Marion, FL, Hsg. Fin. Auth. Rev. (Summer Trace Apts.)..........   3.600  07/05/1996     700,000
  1,140,000   Redwood Falls, MN, IDR (Zytec Corp. Proj.).....................   4.100  07/05/1996   1,140,000

TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 400,000   St. Cloud, MN, Hsg. & Redev. Auth. (Coborn Realty Co.).........   3.750% 07/05/1996 $   400,000
    600,000   Tamarac, FL, IDR, Ser. 1995 (Tamarac Business Ctr.)............   3.550  07/05/1996     600,000
- -------------                                                                                     ------------
$12,195,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $12,195,000)...................................                     $12,195,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 27.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,125,000   Buckeye Tax-Exempt Mtg. Bond Trust.............................   3.800% 08/01/1996 $ 1,123,481
    535,000   Milwaukee, WI, IDR (Wayne C. Oldenburg Proj.)..................   3.950  08/01/1996     535,000
    330,000   Lansing, MI, EDR (LGH Office Bldg. Proj.)......................   3.650  08/15/1996     330,000
    153,845   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     153,845
  1,200,000   Owensboro, KY, IDR, Ser. 1985 (Dart Container).................   3.600  09/01/1996   1,200,000
    165,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.880  10/01/1996     165,000
    230,000   Kansas City, KS, IDR (Lady Baltimore Foods)....................   4.250  10/01/1996     230,000
    505,000   Romulus, MI, Econ. Dev. Corp. (Airport Realty Proj.)...........   3.700  10/01/1996     505,000
    230,000   Medina Co., OH, IDR (Nationwide One Proj.).....................   3.850  11/01/1996     229,934
    560,000   Summit Co., OH, IDR (Akromold, Inc. Proj.).....................   4.000  11/01/1996     560,000
    275,000   Westlake, OH, EDR (Cross County Inns, Inc.)....................   3.750  11/01/1996     275,000
  1,000,000   Westmoreland Co., PA, IDR (White Cons Indust.).................   3.875  12/01/1996   1,000,000
    735,000   Lexington-Fayette Co., KY, Urban Gov't. Rev.
                (Providence Montessori)......................................   3.900  01/01/1997     735,000
- -------------                                                                                     ------------
$ 7,043,845   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $7,042,260)....................................                     $ 7,042,260
                                                                                                  ------------
$24,898,845   TOTAL INVESTMENTS AT VALUE-- 98.5%
=============
              (Amortized Cost $24,955,523)...................................                     $24,955,523
              OTHER ASSETS AND LIABILITIES, NET-- 1.5% ......................                         386,865
                                                                                                  ------------

              NET ASSETS-- 100.0%  ..........................................                     $25,342,388
                                                                                                  ============


CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                                COUPON     MATURITY      MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 29.8%                          RATE        DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  250,000   Orange Co., CA, Muni. Water Dist. 1992B (Allen McColloch Pipeline)..........   4.500% 07/01/1996   $ 250,000
    120,000   Southern California Public Power Auth. Rev., Ser. 1986B, Prerefunded @ 102..   7.000  07/01/1996     122,400
    150,000   California Health Fac. Auth. Insured Hosp. (Childrens Hosp. San Diego)......   4.250  07/01/1996     150,000
    125,000   Southern California Public Power Auth. Rev., Ser 1986B, Prerefunded @ 102...   7.125  07/01/1996     127,500
    500,000   San Mateo Co., CA, Schools Insurance Group RANS, Ser. 1995..................   4.750  07/05/1996     500,040
    500,000   Los Angeles Co., CA, Local Educ. Agy. COP TRANS, Ser. A.....................   4.750  07/05/1996     500,038
    240,000   Oakland, CA, Misc. Rev. Bonds, Ser. 1988A...................................   6.800  08/01/1996     240,596
    250,000   Brea & Olinda, CA, USD COP, Prerefunded @ 102...............................   7.700  08/01/1996     255,844
    500,000   Sacramento, CA, School Dist. COP (Admin. Ctr. Proj.), Prerefunded @100......   4.600  08/01/1996     500,447
    100,000   Mountain View, CA, Cap. Impt. Fin. Auth. Rev. (City Hall/Community Theater).   5.100  08/01/1996     100,104
    500,000   Orange Co., CA, Sanitation COP, Escrowed to Maturity........................  12.000  08/01/1996     503,504
    200,000   Fresno, CA, COP (City Hall/Golf Course), Prerefunded @ 102..................   7.875  08/01/1996     204,642
    230,000   Folsom, CA, School Facs. Proj. GO, Ser. B...................................   6.000  08/01/1996     230,542
    500,000   South Coast, CA, Local Educ. Agencies Pooled TRANS..........................   5.000  08/14/1996     500,866
    135,000   La Mirada, CA, Redev. Agy. Tax Allocation, Ser. A...........................   5.625  08/15/1996     135,289
    100,000   South Orange Co., CA, Pub. Fin. Auth. Special Tax Rev., Ser. 1994C..........   4.250  08/15/1996     100,038
    500,000   Victor Valley, CA, Union High School Dist. TRANS............................   4.500  08/30/1996     500,336
    250,000   San Jose, CA, COP (Convention Center Proj.), Prerefunded @ 102..............   7.500  09/01/1996     256,494
    245,000   Contra Costa Co., CA, Public Fac. Corp. COP, Escrowed to Maturity...........   7.100  09/01/1996     246,424
    100,000   San Francisco, CA, City & Co. Sewer Ref. Rev................................   5.500  10/01/1996     100,340
    500,000   Santa Clara Co., CA, COP, Prerefunded @ 102.................................   8.000  10/01/1996     515,376
    150,000   Sacramento, CA, Muni. Util. Dist. Elec. Rev., Ser. H, Escrowed to Maturity..   6.100  10/01/1996     150,883
    350,000   Univ. of California Hsg. Sys. Group A Rev, Prerefunded @ 102................   7.600  11/01/1996     361,478
    360,000   Univ. of California Hsg. Sys. Group A Rev., Ser. W, Prerefunded @ 102.......   7.800  11/01/1996     372,069
    245,000   California Health Fac. Auth. Rev. (Stanford Univ. Hosp.), Prerefunded @ 102.   7.125  11/01/1996     252,407
    300,000   California St. Public Works Dept. of Corrections Rev., Prerefunded @ 102....   7.375  11/01/1996     309,315
    100,000   Palm Springs, CA, COP (Palm Springs Public Fac. Corp.), Escrowed to Maturity   6.700  11/01/1996     101,046
    400,000   Univ. of California Medical Ctr. Rev. (Satellite Medical Ctr.),
                Escrowed to Maturity......................................................   7.900  12/01/1996     407,005
    100,000   California St. Dept. of Water Rev., Ser. B, Prerefunded @ 101.50............   7.500  12/01/1996     103,042
    150,000   Poway, CA, Redev. Agy. Tax Rev., Prerefunded @ 103..........................   8.100  12/15/1996     157,460
    500,000   California School Cash Reserve Program Auth. 1995 Pool Bonds, Ser. B........   4.500  12/20/1996     501,583
  2,000,000   California School Cash Reserve Program Auth. 1996 Pool Bonds, Ser. A........   4.750  07/02/1997    2,017,280
- -------------                                                                                                   ------------
$10,650,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $10,774,388)................................................                      $10,774,388
                                                                                                               ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  400,000   Irvine Ranch, CA, Water Dist. Rev., Ser. 1985B.................   3.450%   07/01/96 $   400,000
  1,700,000   California PCR Fin. Auth. (Delano Proj.).......................   3.750    07/01/96   1,700,000
  1,300,000   California PCR Fin. Auth. (Del Marva Power & Light -
                Burney Forest Proj.).........................................   3.650    07/01/96   1,300,000
    800,000   California PCR Fin. Auth. (Honey Lake Power Proj.).............   3.750    07/01/96     800,000
  1,600,000   Irvine Ranch, CA, Assess. Dist. Impt. Rev., Ser. 1989-10.......   3.300    07/01/96   1,600,000
    450,000   Irvine Ranch, CA, Water Dist. Cap. Impt. Proj. Rev., Ser. 1986.   3.500    07/01/96     450,000
  1,000,000   California PCR Fin. Auth., Ser. A (Ultrapower-Rocklin).........   3.799    07/01/96   1,000,000
    500,000   Irvine Ranch, CA, Water Dist. Rev..............................   3.450    07/01/96     500,000
  1,400,000   Anaheim, CA, COP Police Facs. Rev..............................   3.100    07/03/96   1,400,000
  1,500,000   California PCR Fin. Auth. (Pacific Gas & Electric).............   3.450    07/03/96   1,500,000
  1,600,000   Vacaville, CA, IDR (Leggett & Platt, Inc.).....................   3.850    07/03/96   1,600,000
  1,500,000   Los Angeles, CA, Pension Obligation Ref. Rev., Ser. 1996C......   3.150    07/03/96   1,500,000

CALIFORNIA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,900,000   San Rafael, CA, IDR, Ser. 1994 (Phoenix American, Inc.)........   3.600%   07/03/96 $ 1,900,000
  1,000,000   Santa Paula, CA, Public Fin. Auth. Rev., Ser. 1996
                (Water Sys. Aquisition Proj.)................................   3.750    07/03/96   1,000,000
  1,500,000   Hanford, CA, Sewer Rev., Ser. A................................   3.750    07/05/96   1,500,000
  1,200,000   Los Angeles, CA, Dept. of Water & Power Rev....................   3.300    07/05/96   1,200,000
  1,000,000   San Bernardino Co., CA, IDR (LaQuinta Motor Inns)..............   3.400    07/05/96   1,000,000
  1,000,000   San Bernardino Co., CA, Capital Impt. Proj. Rev................   3.800    07/05/96   1,000,000
  1,300,000   San Bernardino Co., CA, COP....................................   3.600    07/05/96   1,300,000
    800,000   San Francisco, CA, City & Co. Parking Auth. Rev................   3.300    07/05/96     800,000
- -------------                                                                                     ------------
 $23,450,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $23,450,000)...................................                     $23,450,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 2.4%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  855,000   California PCR Fin. Auth.  (San Diego Gas & Elec.).............   4.000% 09/01/1996 $   855,000
- -------------                                                                                     ------------
 $  855,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $855,000)......................................                     $   855,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 6.9%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,500,000   Riverside Co., CA, Transportation Sales Tax Rev................   3.400% 07/18/1996 $ 1,500,000
  1,000,000   California PCR Fin. Auth. (Pacific Gas & Elec.)................   3.400  08/08/1996   1,000,000
- -------------                                                                                     ------------
 $2,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $2,500,000)....................................                     $ 2,500,000
                                                                                                  ------------
 $37,455,000  TOTAL INVESTMENTS AT VALUE -- 104.0%
=============
              (Amortized Cost $37,579,388)...................................                     $37,579,388
              OTHER ASSETS AND LIABILITIES, NET-- (4.0)% ....................                     ( 1,457,327 )
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $36,122,061
                                                                                                  ============


ROYAL PALM FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION  BONDS-- 27.2%            RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.400% 07/01/1996 $   102,000
    100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.500  07/01/1996     102,000
    200,000   Cape Coral, FL, Special Obligation Wastewater Assessment Rev...   4.800  07/01/1996     200,000
    100,000   Ft. Lauderdale, FL, GO, Prerefunded @ 102......................   7.600  07/01/1996     102,000
    250,000   Hernando Co., FL, School Board COP.............................   5.250  07/01/1996     250,000
    100,000   Miami, FL, Sewer Impt. GO .....................................   6.600  07/01/1996     100,000
    110,000   Orlando & Orange Co., FL, Expressway Auth. Rev.,
                Prerefunded @ 102............................................   7.500  07/01/1996     112,200
    125,000   Brevard Co., FL, Local Option Gas Tax Rev., Ser. B.............   4.300  08/01/1996     125,046
  1,000,000   Dade Co., FL, Gtd. Entitlement Rev., Escrowed to Maturity......   9.500  08/01/1996   1,004,694
    100,000   Duval Co., FL, School Dist. GO, Prerefunded @ 102..............   7.300  08/01/1996     102,276
    100,000   Duval Co., FL, School Dist. GO, Ser. 1988, Prerefunded @ 102...   7.500  08/01/1996     102,298
    340,000   Pinellas Co., FL, Transportation Impt. Rev.....................   5.000  08/01/1996     340,372
    330,000   New York, NY, GO, Ser. A, Escrowed to Maturity.................   7.375  08/15/1996     331,480
    250,000   Univ. of Texas General Tuition Rev., Prerefunded @ 102.........   8.000  08/15/1996     256,289
    400,000   Immokalee, FL, Water & Sewer Dist. Rev. BANS...................   3.650  08/30/1996     400,000
    120,000   Albany-Dougherty Co., GA, Hosp. Rev. (Pheobe Putney
                Memorial Hosp.)..............................................   4.000  09/01/1996     120,083
    250,000   Charleston, SC, Public Impt. COP...............................   3.700  09/01/1996     250,000
    680,000   Nevada St. COP.................................................   3.900  09/01/1996     680,000
    110,000   Ormond Beach, FL, Water & Sewer Rev., Prerefunded @ 102........   7.875  09/01/1996     112,891
    500,000   West Volusia, FL, Hosp. Auth. Rev., Ser. B, Prerefunded @ 103..   9.375  09/01/1996     519,608
    230,000   Broward Co., FL, Airport Sys. Rev., Prerefunded @ 100..........  10.000  10/01/1996     233,453
    175,000   Jacksonville, FL, Elec. Auth. Rev., Ser. 2 1987A-1.............   6.600  10/01/1996     176,110
    130,000   Lee Co., FL, Water & Sewer Rev., Prerefunded @ 102.............   6.900  10/01/1996     133,534
  1,295,000   Manatee Co., FL, GO, Ser. A, Prerefunded @ 102.................   7.375  10/01/1996   1,332,397
    500,000   Orange Co., FL, Health Fac. Auth. Rev., Prerefunded Muni. Certfs.,
              Ser. 3, Escrowed to Maturity...................................   4.650  10/01/1996     501,159
    100,000   Orlando, FL, Waste Water Sys. Rev., Ser. B, Prerefunded @ 102..   7.500  10/01/1996     102,901
    100,000   Palm Beach Co., FL, Impt. Rev., Escrowed to Maturity...........   6.900  10/01/1996     100,737
    250,000   St. Petersburg, FL, Public Util. Rev...........................   5.850  10/01/1996     251,197
    100,000   Tampa, FL, Rev.................................................   6.200  10/01/1996     100,565
    225,000   West Palm Beach, FL, Parking Fac. Rev., Prerefunded @ 102......   7.700  10/01/1996     231,572
    150,000   Brevard Co., FL, Second Gtd. Entitlement Rev...................   4.750  11/01/1996     150,560
    500,000   Florida HFA MFH Rev., Prerefunded @ 100........................   5.500  11/01/1996     502,602
    435,000   West Virginia St. Hsg. Dev. Rev................................   6.800  11/01/1996     438,730
    125,000   Cook Co., IL, GO...............................................   3.800  11/15/1996     125,015
    400,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. A.......   6.150  11/15/1996     403,815
    420,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. B.......   6.150  11/15/1996     424,006
    145,000   Clarksville, TN, Public Bldg. Auth. Rev........................   4.000  12/01/1996     145,276
    160,000   Ohio St. Higher Educ. Fac. Comm. Rev. (Kenyon College),
                Prerefunded @ 102............................................   7.125  12/01/1996     165,592
    200,000   Utah St. University Agric. & Applied Science Rev., Ser. A,
                Escrowed to Maturity.........................................   6.500  12/01/1996     202,291
    250,000   Champaign Co., IL, Comm. USD #116 GO...........................   7.400  12/30/1996     254,867
    100,000   Wakulla Co., FL, Sales Tax Rev., Prerefunded @ 102.............   7.000  01/01/1997     103,630
    175,000   Escambia Co., FL, School Board COP.............................   5.250  02/01/1997     176,436
    250,000   Dallas, TX, GO.................................................   5.000  02/15/1997     251,507
    580,000   Florida St. Div. Board Fin. Dept. Rev. (Sunshine Skyway).......   9.800  06/01/1997     611,099
    375,000   Florida St. Div. Board Fin. Dept. Rev. (Dept. of
                Nature Preservation).........................................   5.750  07/01/1997     381,718
    250,000   Venice, FL, Util. Rev., Prerefunded @ 102......................   6.900  07/01/1997     262,066
- -------------                                                                                     ------------
$12,885,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $13,076,072)...................................                     $13,076,072
                                                                                                  ------------


ROYAL PALM FLORIDA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 62.6%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   900,000   Dade Co., FL, IDA PCR (Florida Power & Light)..................   3.550% 07/01/1996 $   900,000
  1,000,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   1,000,000
  2,600,000   Hillsborough Co., FL, IDA PCR (Tampa Elec.)....................   3.550  07/01/1996   2,600,000
    300,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     300,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1996
                (Genesis Rehab. Hosp.).......................................   3.800  07/01/1996   1,500,000
  2,500,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996   2,500,000
  2,200,000   Ohio Air Quality Dev. Auth. Rev., Ser. 1985B (Cincinnati
                Gas & Elec.).................................................   3.750  07/01/1996   2,200,000
    200,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     200,000
  1,200,000   Pinellas Co., FL, Health Fac. Rev. (Pooled Hosp. Loan).........   3.600  07/01/1996   1,200,000
  1,100,000   Broward Co., FL, HFA (Lake Park Assoc. Ltd. Partnership).......   3.450  07/03/1996   1,100,000
  1,735,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,735,000
  2,000,000   Orange Co., FL, IDR, Ser. 1996A (Univ. of Central Florida
                Proj.).......................................................   3.350  07/03/1996   2,000,000
    800,000   Rockport, IN, PCR, Ser. B (Indiana Michigan Power Co.).........   3.250  07/03/1996     800,000
    720,000   Volusia Co., FL, Health Facs. Auth. Rev. (Pooled Hosp. Loan)...   3.700  07/03/1996     720,000
  1,000,000   Boca Raton, FL, IDR (Parking Garage)...........................   3.675  07/05/1996   1,000,000
    980,000   Dade Co., FL, HFA (Kendall Court Apts.)........................   3.450  07/05/1996     980,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev. (Faculty Practice
                Assoc.)......................................................   3.400  07/05/1996   1,500,000
  1,500,000   Marion Co., FL, HFA (Paddock Pl. Proj.)........................   3.600  07/05/1996   1,500,000
  1,000,000   Marion Co., FL, HFA (Summer Trace Apts.).......................   3.600  07/05/1996   1,000,000
  1,000,000   Orlando, FL, Util. Comm. Water & Elec. Rev.....................   3.250  07/05/1996   1,000,000
  1,800,000   Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.).......   3.550  07/05/1996   1,800,000
  2,500,000   Volusia Co., FL, Health Facs. Auth. Rev. (West Volusia Health).   3.350  07/05/1996   2,500,000
- -------------                                                                                     ------------
$30,035,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $30,035,000)...................................                     $30,035,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 4.9%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   650,000   Broomfield, CO, Rev., Ser. 1992 (Up With People Proj.).........   4.000% 07/01/1996 $   650,000
  1,715,000   Florida HFA Rev................................................   3.800  12/15/1996   1,715,000
- -------------                                                                                     ------------
$ 2,365,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $2,365,000)....................................                     $ 2,365,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 3.1%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,500,000   St. Lucie Co., FL, PCR (Florida Power & Light Proj. B).........   3.600% 08/07/1996 $ 1,500,000
- -------------                                                                                     ------------
$ 1,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $1,500,000)....................................                     $ 1,500,000
                                                                                                  ------------
$46,785,000   TOTAL INVESTMENTS AT VALUE -- 97.8%
=============
              (Amortized Cost $46,976,072)...................................                     $46,976,072
              OTHER ASSETS AND LIABILITIES, NET-- 2.2% ......................                       1,075,067
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $48,051,139
                                                                                                  ============


TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              ALASKA -- 0.5%
$   385,000   Alaska St. HFC Rev.............................................   7.650% 12/01/2010 $   393,874
                                                                                                  ------------

              ARIZONA -- 3.0%
    300,000   Pinal Co., AZ, IDA PCR VRDN (Magma Copper Co.).................   3.600  07/01/1996     300,000
    500,000   Pima Co., AZ, USD No. 1 (Tuscon), Prerefunded @ 102............   6.750  07/01/1998     533,610
    400,000   Arizona Educ. Loan Mkt. Corp. Rev., Ser. A.....................   6.700  03/01/2000     416,948
    600,000   Maricopa Co., AZ, School Dist. Rev., Ser. 1991C (Tempe Elem.)..   8.000  07/01/2004     713,664
    205,000   Maricopa Co., AZ, SFM Rev., Ser. 1991..........................   7.375  08/01/2005     216,365
                                                                                                  ------------
                                                                                                     2,180,587
                                                                                                  ------------
              CALIFORNIA -- 3.5%
    800,000   Irvine, CA, Assess. Dist. Impt. Rev., VRDN, Ser. 89-10.........   3.300  07/01/1996     800,000
    500,000   Santa Clara Co., CA, Hsg. Auth. ARPB (Orchard Glen Apts.)......   5.250  11/01/1998     501,245
    480,000   Sacramento Co., CA, MFH ARPB (Fairway One Apts.)...............   5.875  02/01/2003     486,461
    500,000   Santa Monica, CA, Redev. Agy. Lease Rev........................   6.000  07/01/2003     529,254
    250,000   California HFA Multi-Unit Rental Rev., Ser. B..................   6.500  08/01/2005     261,323
                                                                                                  ------------
                                                                                                     2,578,283
                                                                                                  ------------
              COLORADO -- 1.4%
  1,000,000   Westminster, CO, MFH ARPB (Oasis Wexford Apts.)................   5.350  12/01/2005     996,300
                                                                                                  ------------

              FLORIDA -- 6.4%
  1,200,000   Univ. of Florida Athletic Assn. Capital Impt. Rev. VRDN
                (Stadium Proj.)..............................................   3.600  07/01/1996   1,200,000
    800,000   Pinellas Co., FL, Health Fac. Rev. VRDN (Pooled Hosp. Loan)....   3.600  07/01/1996     800,000
    200,000   Jacksonville, FL, Health Fac. Auth. Rev. VRDN, Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     200,000
    500,000   Florida HFA MFH ARPB, Ser. 1978B (Hampton Lakes II Proj.)......   5.700  04/01/2001     505,025
  1,000,000   Florida Board of Educ. Capital Outlay GO, Ser. A...............   5.500  05/01/2004   1,021,160
    200,000   Florida St. GO.................................................   6.500  05/01/2004     202,994
    750,000   Hillsborough Co., FL, Solid Waste Rev..........................   5.500  10/01/2006     764,648
                                                                                                  ------------
                                                                                                    4,693,827
                                                                                                  ------------
              GEORGIA -- 2.1%
    255,000   Atlanta, GA, Airport Extension & Impt. Rev.,
                Escrowed to Maturity.........................................   7.250  01/01/1998     267,215
    700,000   Fulton Co., GA, Water & Sewer Rev., Ser. 1986, Prerefunded
                @ 101........................................................   6.800  01/01/2000     753,921
    500,000   Columbus, GA, Med. Ctr. Hosp. Auth. Rev........................   6.400  08/01/2006     537,185
                                                                                                  ------------
                                                                                                     1,558,321
                                                                                                  ------------
              ILLINOIS -- 3.9%
    500,000   Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)...................   7.750  09/01/1998     524,485
    680,000   Illinois Educ. Fac. Auth. Rev., Ser. A (Loyola Univ.),
                Prerefunded @ 102............................................   7.125  07/01/2001     758,112
    500,000   Chicago, IL, Public Bldg. Comm. Rev., Escrowed to Maturity.....   7.700  01/01/2008     523,360
  1,000,000   Evergreen Park, IL, Hosp. Fac. Rev. (Little Co. Mary Hosp.)....   7.750  02/15/2009   1,065,140
                                                                                                  ------------
                                                                                                     2,871,097
                                                                                                  ------------
              INDIANA -- 2.2%
  1,000,000   Indiana Bond Bank Special Prog. Rev., Ser. A1..................   6.650  01/01/2004   1,064,740
    500,000   Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A.............   6.600  01/01/2012     519,425
                                                                                                  ------------
                                                                                                     1,584,165
                                                                                                  ------------
              IOWA -- 1.7%
    250,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.400  07/01/2004     262,765
    420,000   Iowa HFA Rev...................................................   6.500  07/01/2006     438,346
    240,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.600  07/01/2008     250,754
    250,000   Cedar Rapids, IA, Hosp. Fac. Rev. (St. Luke's Methodist Hosp.).   6.000  08/15/2009     256,693
                                                                                                  ------------
                                                                                                     1,208,558
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              KENTUCKY -- 3.2%
$   675,000   Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.....  10.250% 01/01/2000 $   804,640
    750,000   Kentucky St. Turnpike Auth. EDR (Revitalization Proj.).........   5.250  07/01/2005     758,040
    750,000   Kentucky St. Property & Bldg. Comm. Proj. #59 Rev..............   5.200  05/01/2006     744,248
                                                                                                  ------------
                                                                                                     2,306,928
                                                                                                  ------------
              LOUISIANA -- 1.4%
    440,000   Louisiana Public Fac. Auth. Rev. (Medical Ctr. of Louisiana)...   6.000  10/15/2003     462,026
    500,000   West Ouachita Parish, LA, School Dist. GO, Ser. A..............   6.700  03/01/2006     542,590
                                                                                                  ------------
                                                                                                     1,004,616
                                                                                                  ------------
              MARYLAND -- 1.5%
    500,000   Maryland St. Health & Higher Educ. Fac. Auth. Rev.
                (Univ. of Maryland Medical Sys.).............................   6.500  07/01/2001     538,130
    500,000   Maryland St. Comm. Dev. Admin. Rev.............................   8.500  04/01/2002     523,155
                                                                                                  ------------
                                                                                                     1,061,285
                                                                                                  ------------
              MASSACHUSETTS -- 4.4%
    750,000   Massachusetts St. Indust. Fin. Agy. ARPB (Asahi/America, Inc.).   5.100  03/01/1999     755,348
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992A.............   6.500  09/01/2002     533,370
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B.............   6.600  09/01/2002     534,345
  1,280,000   Worcester, MA, GO..............................................   6.000  07/01/2006   1,355,008
                                                                                                  ------------
                                                                                                    3,178,071
                                                                                                  ------------
              MICHIGAN -- 2.3%
  1,000,000   Michigan St. Bldg. Auth. Rev., Ser. II.........................   6.400  10/01/2004   1,076,470
    600,000   Kalamazoo, MI, Hosp. Fin. Auth. Rev., Ser. A
                (Borgess Medical Ctr.).......................................   5.000  06/01/2006     575,934
                                                                                                  ------------
                                                                                                    1,652,404
                                                                                                  ------------
              MINNESOTA -- 1.0%
    700,000   Centennial, MN, ISD GO, Ser. A.................................   5.600  02/01/2002     727,839
                                                                                                  ------------

              MISSISSIPPI -- 1.0%
    500,000   Mississippi Higher Educ. Rev., Ser. B..........................   6.100  07/01/2001     513,415
    250,000   Hattiesburg, MS, Water & Sewer Rev.............................   4.800  08/01/2002     247,545
                                                                                                  ------------
                                                                                                      760,960
                                                                                                  ------------
              NEBRASKA -- 1.1%
     47,000   Nebraska Invest. Fin. Auth. SFM Rev., Ser. A...................   8.600  05/15/1997      48,116
    680,000   Nebraska Invest. Fin. Auth. Rev., Ser. 1989 (Foundation for
               Educ. Fund), Escrowed to Maturity.............................   7.000  11/01/2009     734,237
                                                                                                  ------------
                                                                                                      782,353
                                                                                                  ------------
              NEVADA -- 2.2%
    315,000   Washoe Co., NV, GO, Prerefunded @ 102..........................   7.375  07/01/1999     344,790
  1,000,000   Las Vegas, NV, GO, Sewer Impt. Rev.............................   6.500  10/01/2006   1,077,200
    185,000   Washoe Co., NV, GO.............................................   7.375  07/01/2009     200,373
                                                                                                  ------------
                                                                                                    1,622,363
                                                                                                  ------------
              NEW YORK -- 2.6%
    415,000   New York, NY, GO, Prerefunded @ 102............................   8.000  08/01/1997     441,842
    500,000   New York Local Gov't. Asst. Corp. Rev., Ser. 1991B.............   7.000  04/01/2002     549,710
     85,000   New York, NY, GO...............................................   8.000  08/01/2005      89,833
    810,000   New York St. Dorm. Auth. Rev. (Devereux Foundation)............   4.850  07/01/2006     786,494
                                                                                                  ------------
                                                                                                    1,867,879
                                                                                                  ------------

TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA -- 8.0%
  $ 500,000   Charlotte, NC, GO..............................................   4.750% 02/01/2006 $   485,355
  1,065,000   Durham, NC, COP................................................   6.375  12/01/2006   1,132,457
  1,200,000   Asheville, NC, GO..............................................   6.100  03/01/2008   1,266,072
  1,000,000   Charlotte-Mecklenberg Hosp. NC, Health Care Sys. Rev...........   5.600  01/15/2009   1,005,040
    980,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.050  02/15/2009     924,816
  1,000,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.150  02/15/2010     947,380
                                                                                                  ------------
                                                                                                    5,761,120
                                                                                                  ------------
              OHIO -- 19.0%
  1,400,000   Ohio Air Quality Dev. Auth. Rev., VRDN, Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,400,000
    500,000   Ohio St. Bldg. Auth. Rev., Ser. A, Escrowed to Maturity........   7.150  03/01/1999     532,870
    700,000   Franklin Co., OH, Dev. & Ref. Rev., Ser. 1993
                (American Chemical Soc.).....................................   5.500  04/01/2000     700,707
    500,000   Franklin Co., OH,  Rev. (Online Computer Library Ctr.).........   5.500  04/15/2000     499,750
    750,000   Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)..................   5.000  09/01/2000     746,048
    950,000   Akron Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Summa Health Systems).......................................   5.900  11/15/2002     990,888
    270,000   Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)...............   7.000  07/01/2003     290,528
  1,000,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Smith Steelite Proj.)...   5.600  12/01/2003     984,480
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal Retirement Home)..   6.600  01/01/2004     532,970
    825,000   Jackson, OH, Electric Sys. Mtg. Rev............................   5.200  07/15/2004     796,686
    445,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Cheryl & Co.)...........   5.500  12/01/2004     471,740
    625,000   Cuyahoga Co., OH, Util. Sys. Impt. & Ref. Rev., Ser. 1995B.....   5.500  08/15/2005     632,106
  1,005,000   Franklin Co., OH, Health Care Fac. Rev. (First Comm. Village)..   6.000  06/01/2006   1,004,940
    400,000   Painesville, OH, Elec. Rev.....................................   6.000  11/01/2006     414,828
  1,000,000   Mahoning Co., OH, GO...........................................   6.600  12/01/2006   1,086,970
    590,000   Ohio St. GO....................................................   4.950  08/01/2008     567,326
    800,000   West Clermont, OH, LSD GO......................................   6.150  12/01/2008     846,248
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.).............   7.000  01/01/2009     513,815
    750,000   Univ. of Cincinnati, OH, General Receipts, Ser. G..............   7.000  06/01/2011     818,580
                                                                                                  ------------
                                                                                                   13,831,480
                                                                                                  ------------
              PENNSYLVANIA -- 5.0%
    605,000   Chartiers Valley, PA, Comm. Dev. ARPB
                (Colonial Bldg. Partners Proj.)..............................   5.625  12/01/1997     609,271
    500,000   Pennsylvania St., IDR, Ser. A, Prerefunded @ 102...............   7.000  07/01/2001     555,630
  1,000,000   Allegheny Co., PA, Hosp. Dev. Auth. Rev.
                (Univ. of Pittsburgh Medical Ctr.)...........................   4.850  12/01/2006     944,050
  1,000,000   Pennsylvania Intergovt. Coop. Auth. Rev. (City of Philadelphia)   5.200  06/15/2007     980,190
    500,000   Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev.............   6.600  11/01/2009     527,750
                                                                                                  ------------
                                                                                                    3,616,891
                                                                                                  ------------
              PUERTO RICO -- 0.2%
    175,000   Puerto Rico Commonwealth GO, Prerefunded @ 102.................   7.125  07/01/1997     184,408
                                                                                                  ------------

              SOUTH CAROLINA -- 3.2%
  1,000,000   Piedmont, SC, Muni. Power Agy. Rev., Ser. A....................   6.000  01/01/2002   1,054,020
    525,000   South Carolina St. GO, Ser. A..................................   6.000  03/01/2004     557,655
    725,000   Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
                (Columbia Metro.)............................................   6.000  01/01/2008     746,881
                                                                                                  ------------
                                                                                                    2,358,556
                                                                                                  ------------
              TENNESSEE -- 1.5%
    525,000   Southeast, TN, Tax-Exempt Mtg. Trust ARPB,
                Ser. 1990, Mandatory Put.....................................   7.250  04/01/2003     576,214
    500,000   Nashville, TN, Metro. Airport Rev., Ser. C.....................   6.625  07/01/2007     536,045
                                                                                                  ------------
                                                                                                    1,112,259
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              TEXAS -- 8.2%
$   510,000   Pasadena, TX, IDR (Univ. Space Research Assn.).................   6.650% 10/01/1996 $   512,876
    500,000   Texas Turnpike Auth. Rev. (Dallas N. Tollway),
                Prerefunded @ 102............................................   7.250  01/01/1999     542,210
    500,000   Houston, TX, Sr. Lien Rev., Ser. A (Hotel Tax & Parking Fac.),
                Prerefunded @ 100............................................   7.000  07/01/2001     549,155
    350,000   Univ. of Texas, TX, Rev., Ser. B, Prerefunded @102.............   6.750  08/15/2001     386,680
  1,000,000   Texas National Research Lab. Fin. Corp. Lease Rev.,
                Prerefunded @ 102............................................   6.850  12/01/2001   1,111,800
    500,000   N. Texas Higher Educ. Student Loan Rev., Ser. 1991A............   6.875  04/01/2002     523,945
    650,000   Galveston, TX, Health Fac. Rev. (Devereux Foundation)..........   4.900  11/01/2006     628,056
    500,000   N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed INFLOS...............................................   8.150  05/15/2008     539,755
    479,105   Midland, TX, HFC Rev., Ser. A2.................................   8.450  12/01/2011     511,253
    650,000   Univ. of Texas, TX, Rev., Ser. B...............................   6.750  08/15/2013     701,441
                                                                                                  ------------
                                                                                                    6,007,171
                                                                                                  ------------
              UTAH -- 1.2%
    870,000   Utah St. School Dist. Fin. Corp. Rev., Mandatory Redemption....   8.375  08/15/1998     927,255
                                                                                                  ------------

              VIRGINIA -- 1.4%
    500,000   Chesterfield Co., VA, GO, Ser. B...............................   6.200  01/01/1999     521,995
    500,000   Chesapeake, VA, GO.............................................   5.900  08/01/2005     527,285
                                                                                                  ------------
                                                                                                    1,049,280
                                                                                                  ------------
              WASHINGTON -- 5.2%
    750,000   Seattle, WA, Drain & Wastewater Util. Rev., Prerefunded @ 102..   7.000  12/01/1999     819,487
  1,000,000   Seattle, WA, Muni. Metro. Sewer Rev., Prerefunded @ 102........   6.875  01/01/2000   1,087,940
    335,000   Washington St. GO, Ser. A, Prerefunded @ 100...................   6.400  03/01/2001     357,613
    440,000   Port of Everett, WA, Rev.......................................   6.500  04/01/2000     441,791
  1,000,000   Washington St. Motor Vehicle Fuel Tax Ref. GO..................   6.000  09/01/2004   1,056,040
                                                                                                  ------------
                                                                                                    3,762,871
                                                                                                  ------------
              WISCONSIN -- 1.4%
    505,000   Village of Dresser, WI, PCR Ref. Rev. (F & A Dairy, Inc.)......   6.000  05/01/2000     509,215
    500,000   Wisconsin Public Power System Rev., Ser. A, Prerefunded @ 102..   7.500  07/01/2000     558,320
- -------------                                                                                     ------------
                                                                                                    1,067,535
                                                                                                  ------------
$69,946,105   TOTAL MUNICIPAL BONDS -- 99.7%
=============
              (Amortized Cost $71,287,629) ..................................                     $72,708,536
              OTHER ASSETS AND LIABILITIES, NET-- 0.3% ......................                         204,869
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $72,913,405
                                                                                                  ============


OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   470,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
                Prerefunded @ 102............................................   7.500% 09/01/1999  $  519,256
    500,000   Montgomery Co., OH, Garbage & Refuse Rev., Ser. A,
                Prerefunded @ 102............................................   7.100  11/01/1999     547,675
    500,000   Ohio St. Bldg. Auth. Local Jail Rev. , Prerefunded @ 102.......   7.350  04/01/2000     554,040
    500,000   Ohio St. Higher Educ. Fac. Rev. (Ohio Northern Univ.),
                Prerefunded @ 100............................................   7.250  05/15/2000     544,525
    500,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Children's Hosp.), Prerefunded @ 102........................   7.450  11/15/2000     561,440
    500,000   Franklin Co., OH, Convention Fac. Auth. Tax & Lease Rev.,
                Prerefunded @ 102............................................   7.000  12/01/2000     553,370
    500,000   Fairfield Co., OH, Hosp. Fac. Rev. (Lancaster-Fairfield Hosp.),
                Prerefunded @ 102............................................   7.100  06/15/2001     558,855
    250,000   Franklin Co., OH, IDR (1st Community Village Healthcare),
                Prerefunded @ 101.50.........................................  10.125  08/01/2001     306,442
     30,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. A (Mercy Health Sys.),
                Prerefunded @ 100...........................................    7.500  09/01/2001      33,685
    460,000   Westerville, Minerva Park & Blendon, OH, Joint Hosp. Dist.
                Rev. (St. Ann's), Prerefunded @ 102..........................   7.100  09/15/2001     516,111
  1,310,000   Cuyahoga Co., OH, Hosp. Rev. (Mt. Sinai), Prerefunded @ 102....   6.625  11/01/2001   1,444,367
    500,000   Clermont Co., OH, Sewer Sys. Rev., Ser. 1991, Prerefunded @ 102   7.100  12/01/2001     562,830
     15,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2002      16,579
     40,000   Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003      48,878
    160,000   Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003     194,533
    230,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2003     256,100
    290,000   Alliance, OH, CSD GO...........................................   6.900  12/01/2006     316,410
  1,635,000   Montgomery Co., OH, Solid Waste Rev............................   5.000  11/01/2007   1,594,828
    500,000   Cleveland, OH, Waterworks Impt. Rev., Ser. G (First Mtg.)......   5.500  01/01/2009     502,245
  1,000,000   Franklin Co., OH, Hosp. Impt. Rev. (Holy Cross Health Sys.)....   7.625  06/01/2009   1,104,770
    500,000   Mansfield, OH, Hosp. Impt. Rev. (Mansfield General)............   6.700  12/01/2009     537,435
    250,000   Ohio St. Water Dev. Auth. Ref. & Impt. Rev. (Pure Water),
                Escrowed to Maturity.........................................   7.000  12/01/2009     281,370
    500,000   Ohio Capital Corp. MFH Rev.....................................   7.500  01/01/2010     535,435
    500,000   Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A.................   6.400  10/15/2010     527,005
    500,000   Montgomery Co., OH, Solid Waste Rev............................   5.350  11/01/2010     488,230
    500,000   Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.)....   6.750  11/15/2010     539,355
  1,000,000   Canton, OH, Waterworks Sys. GO, Ser. 1995......................   5.750  12/01/2010   1,013,330
    500,000   St. Mary's, OH, Elec. Sys. Rev.................................   7.150  12/01/2010     550,845
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.500  01/01/2011     530,100
    275,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.), Escrowed to
                Maturity.....................................................   9.000  06/01/2011     303,979
  1,700,000   Ohio St. Water Dev. Auth. PCR..................................   5.700  06/01/2011   1,708,143
  1,500,000   Ohio St. Water Dev. Auth. PCR..................................   5.300  06/01/2011   1,448,925
    590,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.000  09/01/2011     622,167
    365,000   Bexley, OH, CSD GO.............................................   7.125  12/01/2011     426,371
    500,000   Greene Co., OH, Water Sys. Rev.................................   6.850  12/01/2011     541,900
    500,000   Maple Heights, OH, Various Purpose GO..........................   7.000  12/01/2011     551,860
    760,000   Springboro, OH, CSD GO.........................................   6.000  12/01/2011     799,946
    500,000   Stark Co., OH, Various Purpose GO..............................   7.050  12/01/2011     548,670
    530,000   Urbana, OH, Wastewater Impt. GO................................   7.050  12/01/2011     593,038
    600,000   Westerville, OH, Water Sys. Impt. GO...........................   6.450  12/01/2011     637,992
    500,000   Cleveland, OH, GO, Ser. A......................................   6.375  07/01/2012     524,400
    255,000   Summit Co., OH, GO, Ser. A.....................................   6.900  08/01/2012     272,641
    500,000   Brunswick, OH, CSD GO..........................................   6.900  12/01/2012     541,835
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   7.250  12/01/2012     552,805
    500,000   Springfield, OH, LSD GO........................................   6.600  12/01/2012     534,865
    500,000   Summit Co., OH, Various Purpose GO.............................   6.625  12/01/2012     535,445
    500,000   Warrensville Heights, OH, GO...................................   6.400  12/01/2012     536,455
  1,095,000   West Clermont, OH, LSD GO......................................   6.900  12/01/2012   1,211,103
    500,000   Worthington, OH, CSD GO........................................   6.375  12/01/2012     524,825
  2,500,000   Hamilton Co., OH, Hosp. Fac. Rev., Ser. D
                (Children's Hosp. Medical Ctr.)..............................   5.000  05/15/2013   2,296,450

OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   370,000   Ohio HFA SFM Rev., Ser. 1990D..................................   7.500% 09/01/2013 $   390,195
  1,425,000   Butler Co., OH, Sewer Sys. Rev.................................   5.125  12/01/2013   1,338,160
    500,000   Ohio St. Bldg. Auth. Rev., Ser. 1994A
                (Juvenile Correctional Bldg.)................................   6.600  10/01/2014     533,735
    500,000   Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.).................   7.000  10/15/2014     541,020
    460,000   Bedford Heights, OH, GO........................................   6.500  12/01/2014     488,971
    290,000   Garfield Heights, OH, Various Purpose GO.......................   6.300  12/01/2014     301,438
  1,250,000   Maumee, OH, Hosp. Fac. Rev., Ser. 1994 (St. Luke's Hosp. Proj.)   5.800  12/01/2014   1,241,550
    290,000   Northwest, OH, LSD GO..........................................   7.050  12/01/2014     320,322
    530,000   Ottawa Co., OH, GO.............................................   5.750  12/01/2014     527,588
  1,000,000   Portage Co., OH, GO............................................   6.200  12/01/2014   1,035,660
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   5.875  09/01/2015     999,330
    550,000   Cambridge, OH, Water Sys. Mtg. Rev.............................   5.500  12/01/2015     534,638
  1,750,000   Dayton, OH, Airport Rev. (James M. Cox Dayton Int'l. Airport)..   5.250  12/01/2015   1,644,440
    500,000   Delaware, OH, CSD GO...........................................   5.750  12/01/2015     498,235
  1,700,000   Massillon, OH, GO..............................................   6.625  12/01/2015   1,821,754
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   6.750  12/01/2015     539,065
  1,420,000   Stow, OH, Safety Center Const., GO.............................   6.150  12/01/2015   1,463,409
  1,000,000   Tuscarawas, OH, LSD GO, Ser. 1995..............................   6.600  12/01/2015   1,076,500
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.250  01/01/2016     512,925
    750,000   Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev., Prerefunded @100...   7.400  01/01/2016     840,540
    500,000   Ohio St. Air Quality Dev. Auth. Rev. (Ohio Edison).............   7.450  03/01/2016     547,185
  1,000,000   Montgomery Co., OH, Hosp. Rev. (Kettering Medical Ctr.)........   5.625  04/01/2016     976,030
    405,000   Ohio HFA SFM Rev., Ser. 1990F..................................   7.600  09/01/2016     429,191
  1,085,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.050  09/01/2016   1,140,834
    500,000   Celina, OH, Wastewater Sys. Mtg. Rev...........................   6.550  11/01/2016     527,195
  1,000,000   Cleveland, OH, Public Power Sys. Rev...........................   7.000  11/15/2016   1,104,420
    750,000   Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.)............   6.250  11/15/2016     771,090
    705,000   Big Walnut, OH, LSD GO (Community Library Proj.)...............   6.650  12/01/2016     756,310
    590,000   Garfield Heights, OH, Various Purpose GO.......................   7.050  12/01/2016     646,687
    850,000   Alliance, OH, Waterworks Sys. Rev..............................   6.650  10/15/2017     906,245
    500,000   Toledo, OH, Sewer Sys. Rev.....................................   6.350  11/15/2017     521,580
    675,000   Reynoldsburg, OH, CSD GO.......................................   6.550  12/01/2017     718,963
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1990B (Ohio Edison).   7.100  06/01/2018     542,230
    500,000   Newark, OH, Water Sys. Impt. Rev...............................   6.000  12/01/2018     505,350
     15,000   Ohio St. Water Dev. Auth. Ref. Rev.............................   9.375  12/01/2018      15,684
  1,000,000   S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996.....................   6.400  12/01/2018   1,051,640
    500,000   Seneca Co., OH, GO (Jail Fac.).................................   6.500  12/01/2018     530,215
    500,000   Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel)...........   6.750  06/01/2019     533,075
    500,000   Crawford Co., OH, GO...........................................   6.750  12/01/2019     541,630
    360,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.)................   6.250  01/15/2020     368,230
    500,000   Lucas Co., OH, Hosp. Impt. Rev. (St. Vincent's Hosp.)..........   6.750  08/15/2020     539,435
  1,750,000   Celina, OH, CSD GO.............................................   5.250  12/01/2020   1,625,033
  1,000,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985A
                (Columbus Southern Power)....................................   6.375  12/01/2020   1,037,170
    200,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   6.625  05/15/2021     211,324
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   6.733  10/05/2021   1,058,390
     20,000   Puerto Rico HFC SFM Rev., Ser. A ..............................   7.800  10/15/2021      20,599
  1,220,000   Butler Co., OH, Sewer Sys. Rev.................................   5.250  12/01/2021   1,131,294
  1,000,000   Kent St. Univ. General Receipts Rev............................   6.500  05/01/2022   1,057,040
    165,000   Puerto Rico HFC Rev............................................   6.850  10/15/2023     171,092
  1,000,000   Springboro, OH, Community CSD GO...............................   5.100  12/01/2023     904,420
  1,000,000   Ohio St. Turnpike Rev., Ser. 1996A.............................   5.500  02/15/2026     953,630
  1,000,000   Ohio St. Air Quality PCR (Penn Power)..........................   6.450  05/01/2027   1,041,670
- -------------                                                                                     ------------
$68,385,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $67,853,032)...................................                     $70,988,215
                                                                                                  ------------


OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 10.8%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 8,600,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B...............   3.750% 07/01/1996 $ 8,600,000
- -------------                                                                                     ------------
$ 8,600,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $8,600,000)....................................                     $ 8,600,000
                                                                                                  ------------
$76,985,000   TOTAL INVESTMENTS AT VALUE -- 99.6%
=============
              (Amortized Cost $76,453,032)...................................                     $79,588,215
              OTHER ASSETS AND LIABILITIES, NET--  0.4% .....................                         322,462
                                                                                                  ------------
              NET ASSETS-- 100.0%  ..........................................                     $79,910,677

NOTES TO PORTFOLIOS OF INVESTMENTS

JUNE 30, 1996
==============================================================================

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1996.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

PORTFOLIO ABBREVIATIONS:

ARPB - Adjustable Rate Put Bonds
BANS - Bond Anticipation Notes
COP - Certificates of Participation
CSD - City School District
EDA - Economic Development Authority
EDR - Economic Development Revenue
GO - General Obligation
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue



ISD - Independent School District
LSD - Local School District
MFH - Multi-Family Housing
MFM - Multi-Family Mortgage
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
SFM - Single Family Mortgage
TANS - Tax Anticipation Notes
TRANS - Tax Revenue Anticipation Notes
USD - Unified School District
VRDN - Variable Rate Demand Notes

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================


Logo: Arthur Andersen LLP




To the Shareholders and Board of Trustees of the Midwest Group Tax Free Trust:

We have audited the accompanying statements of assets and liabilities of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust (a Massachusetts business trust), including the portfolios of investments, as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust as of June 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/Arthur Andersen LLP
Cincinnati, Ohio,
August 1, 1996

                          MIDWEST GROUP TAX FREE TRUST

PART C.           OTHER INFORMATION
                  -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------
                  (a)(i)        Financial Statements included in Part A:

                                Financial Highlights

                    (ii)        Financial Statements included in Part B:

                                Portfolio of Investments, June 30, 1996

                                Statements of Assets and Liabilities, June 30, 1996

                                Statements of Operations for the Year Ended
                                June 30, 1996

                                Statements of Changes in Net Assets for the Years Ended June 30, 1996 and 1995

                                Financial Highlights

                                Notes to Financial Statements, June 30, 1996

                  (b)           Exhibits:

                  (1)(i) Copy of Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                    (ii) Copy of Amendment No. 1, dated May 25, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                   (iii) Copy of Amendment No. 2, dated July 31, 1996, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                  (2) Copy of Registrant's Bylaws, as amended, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference..

                  (3)           Voting Trust Agreements - None.

                  (4)(i) Specimen of Share Certificate for Tax-Free Intermediate Term Fund (formerly Limited Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                    (ii) Specimen of Share Certificate for Ohio Insured Tax-Free Fund (formerly Ohio Long Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                  (5)(i) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                    (ii) Copy of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Royal Palm Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                   (iii) Form of Registrant's Management Agreement with Midwest Group Financial Services, Inc. for the Michigan Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                  (6)(i) Copy of Registrant's Underwriting Agreement with Midwest Group Financial Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                    (ii) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                  (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                  (8)(i) Copy of Custody Agreement with The Fifth Third Bank, the Custodian for the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                    (ii) Copy of Custody Agreement with The Huntington Trust Company, N.A., on behalf of the Royal Palm Florida Tax-Free Money Fund and the Michigan Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                  (9)(i) Copy of Transfer Agency, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                    (ii) Copy of Accounting and Pricing Services Agreement with MGF Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                   (iii) Copy of Administration Agreement between Midwest Group Financial Services, Inc. and MGF Service Corp. is filed herewith.

                  (10) Opinion and Consent of Goodwin, Procter & Hoar, which was filed with Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1996, is hereby incorporated by reference.

                  (11) Consent of Independent Public Accountants is filed herewith.

                  (12)          Financial Statements Omitted from Item 23 -
                                None.

                  (13) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


                  (14) Copies of model plan used in the establishment of any retirement plan - None.

                 (15)(i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, are hereby incorporated by reference.

                    (ii) Form of Sales Agreement for Shares of No-load Mutual Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 30, is hereby incorporated by reference.

                   (iii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

                (16) Computations of each performance quotation provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 13, are hereby incorporated by reference.

               (17) Financial Data Schedule for Ohio Tax-Free Money Fund is filed herewith.

               (18) Amended Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System of the Midwest Group of Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with
                   the Registrant.
-------           --------------------------------------------------
                    None.

Item 26.          Number of Holders of Securities (as of September 4,
                  1996)
-------           --------------------------------------------------
                  Title of Class           Number of Record Holders

                  Tax-Free Money Fund                       1,044

                  Tax-Free Intermediate Term Fund
                  Class A Shares                          2,939
                  Class C Shares                            385

                  Ohio Insured Tax-Free Fund
                  Class A Shares                          1,682
                  Class C Shares                            220

                  Ohio Tax-Free Money Fund                2,706

                  California Tax-Free Money Fund            657

                Royal Palm Florida Tax-Free Money Fund
                Retail Shares                              200
                Institutional Shares                         1

                Michigan Tax-Free Money Fund                 0

Item 27.          Indemnification
-------           ---------------
                  Article VI of the Registrant's Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                           Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                           Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements with Midwest Group Financial
                  Services, Inc. (the "Adviser") provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement provides that the Adviser (in its capacity as underwriter), its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Adviser's duties or from the reckless disregard by any of such persons of Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item. 28.         Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------
         A.       The Adviser is a registered investment adviser
                  providing investment advisory services to the Registrant. The Adviser also acts as the investment adviser to five series of Midwest Trust and four series of Midwest Strategic Trust, both of which are registered investment companies. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

         B. The following list sets forth the business and other connections of the directors and officers of the Adviser. Unless otherwise noted, the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                  (1) Robert H. Leshner - Chairman of the Board and a Director of the Adviser.

                           (a) President and a Trustee of Midwest
                               Strategic Trust, Midwest Trust and Midwest

                                Group Tax Free Trust, registered investment companies.

                           (b)  Chairman of the Board and a Director of
                                Leshner Financial, Inc., a financial services company.

                           (c) Chairman of the Board and a Director of MGF Service Corp., a registered transfer agent.

                           (d) President and a Director of Leshner Financial Services, Inc., a registered investment adviser and registered broker-dealer until December 1994.

                  (2)      Michael F. Andrews - President of the Adviser.

                           (a) Vice President and a Director of Leshner Financial, Inc.

                           (b) President of ABT Financial Services, Inc., 340 Royal Palm Way, Palm Beach, Florida 33480, until June 1995.

                  (3)      James A. Markley, Jr. - A Director of the Adviser.

                           (a)  President and a Director of Leshner
                                Financial, Inc.

                           (b)  A Director of MGF Service Corp.

                           (c)  A Director of Sycamore National Bank,
                                3209 West Galbraith Road, Cincinnati, Ohio
                                45239.

                           (d)  President of the Adviser until July 1995.

                           (e)  President of MGF Service Corp. until
                                December 1994.

                           (f) A Director of Leshner Financial Services, Inc. until December 1994.

                  (4)      John J. Goetz - Chief Investment Officer of the
                           Adviser.

                           (a)  Vice President of Leshner Financial, Inc.

                           (b)  Vice President-Investments of Leshner
                                Financial Services, Inc. until December
                                1994.

                  (5) Maryellen Peretzky - Vice President, Assistant Secretary and a Director of the Adviser.

                           (a) Vice President and a Director of Leshner Financial, Inc.

                           (b)  Vice President of MGF Service Corp.

                           (c)  Assistant Secretary of The Tuscarora
                                Investment Trust.

                           (d) Vice President and a Director of Leshner Financial Services, Inc. until December 1994.

                  (6)      Sharon L. Karp - Vice President of the Adviser.

                           (a)  Vice President of Leshner Financial, Inc.

                  (7) John F. Splain - Secretary and General Counsel of the Adviser.

                           (a) Secretary, General Counsel and a Director of Leshner Financial, Inc.

                           (b)  Secretary and General Counsel of MGF
                                Service Corp.

                           (c) Secretary of Midwest Group Tax Free Trust, Midwest Trust, Midwest Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc., registered investment companies.

                           (d)  Assistant Secretary of Fremont Mutual
                                Funds, Inc., Schwartz Investment Trust, The
                                Gannett Welsh & Kotler Funds and Capitol
                                Square Funds, registered investment
                                companies.

                           (e) Secretary and General Counsel of Leshner Financial Services, Inc. until December 1994.

                           (f)  Secretary of Leeb Personal Finance(TM)
                                Investment Trust, a registered investment company, until November 1996.

                  (8)      Robert G. Dorsey - Treasurer of the Adviser.

                           (a) President of MGF Service Corp.

                           (b)  Treasurer and a Director of Leshner
                                Financial, Inc.

                           (c) Vice President of Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds.

                           (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Gannett Welsh & Kotler Funds and The Tuscarora Investment Trust.

                           (e) Treasurer of Leshner Financial Services, Inc. until December 1994.

                           (f) Vice President of Leeb Personal Finance(TM) Investment Trust until November 1996.


                  (9) Susan F. Flischel - Vice President - Investments of the Adviser.

                           (a)  Assistant Vice President-Investments of
                                Leshner Financial Services, Inc. until
                                December 1994.

                  (10) Scott Weston - Assistant Vice President - Investments of the Adviser.

                  (11) Michele McClellan Hawkins - Assistant Vice President of the Adviser.

                  (12)     Elizabeth A. Santen - Assistant Secretary of the
                           Adviser.

                           (a)  Assistant Secretary of Leshner Financial
                                Inc.

                           (b)  Assistant Vice President of MGF Service
                                Corp.

                           (c) Assistant Secretary of Midwest Group Tax Free Trust, Midwest Trust, Midwest Strategic Trust, The Tuscarora Investment Trust and Maplewood Investment Trust, a series company.

                           (d) Assistant Secretary of Leshner Financial Services, Inc. until December 1994.

Item 29.                   Principal Underwriters
-------                    ----------------------
                  (a)      Midwest Group Financial Services, Inc. also acts
                           as underwriter for Midwest Strategic Trust, Midwest Trust, Brundage, Story and Rose Investment
                           Trust and Maplewood Investment Trust, a series company.

                                             Position       Position
                                               with          with
                  (b)  Name                 Underwriter    Registrant

                      Robert H. Leshner       Chairman of     President
                                              the Board       and
                                              and Director    Trustee

                       Michael F. Andrews     President       None

                       James A. Markley, Jr.  Director        None

                       John J. Goetz          Chief           None
                                              Investment
                                              Officer

                      Maryellen Peretzky      Vice President, None
                                              Assistant
                                              Secretary and
                                              Director

                      Sharon L. Karp          Vice President  None

                      John F. Splain          Secretary and   Secretary
                                              General Counsel

                      Robert G. Dorsey        Treasurer       None

                      Susan F. Flischel       Vice President- None
                                              Investments

                      Scott Weston            Assistant Vice  None
                                              President-
                                              Investments

                      Michele M. Hawkins      Assistant Vice  None
                                              President

                      Terrie Wiedenheft       Controller      None

                      Elizabeth A. Santen     Assistant       Assistant
                                              Secretary       Secretary

                           The address of all of the above-named persons is 312 Walnut Street, Cincinnati, Ohio 45202.

                  (c)      None

Item 30.                   Location of Accounts and Records
-------                    --------------------------------
                           Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.                   Management Services Not Discussed in Parts A or B
-------                    -------------------------------------------------
                           None.

Item 32.                   Undertakings
-------                    ------------
                  (a)      Not Applicable.

                  (b) The Registrant undertakes to file a Post-Effective Amendment, incorporating financial statements for the Michigan Tax-Free Money Fund, which need not be certified, within four to six months from the effective date of the Fund's Registration Statement.

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                  (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Midwest Group Tax Free Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Midwest
                           Group Tax Free Trust or the Bylaws of Midwest
                           Group Tax Free Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Midwest Group Tax Free Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                           (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

                          (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                    SIGNATURES
                                    ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 8th day of November, 1996.

                          MIDWEST GROUP TAX FREE TRUST

                            /s/ John F. Splain
                                ----------------
                             By:John F. Splain
                                JOHN F. SPLAIN
                                Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Robert H. Leshner       President      November 8, 1996
--------------------
ROBERT H. LESHNER           and Trustee



/s/ Mark J. Seger           Treasurer      November 8, 1996
-----------------
MARK J. SEGER


*DALE P. BROWN       Trustee

*GARY W. HELDMAN     Trustee

*H. JEROME LERNER    Trustee

*RICHARD A. LIPSEY   Trustee

*DONALD J. RAHILLY   Trustee

*FRED A. RAPPOPORT   Trustee

*OSCAR P. ROBERTSON  Trustee

*ROBERT B. SUMEREL   Trustee


By: /s/ John F. Splain
    --------------------
     JOHN F. SPLAIN
     Attorney-In-Fact*
     November 8, 1996